                                                                 FORM OF 8/11/95

     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

                                      ----
                                 OKLAHOMA GAS
                             AND ELECTRIC COMPANY

                                      AND

                         BOATMEN'S FIRST NATIONAL BANK
                                  OF OKLAHOMA

                                    TRUSTEE

                                    --------

                                   INDENTURE

                        DATED AS OF               , 199

                                 -------------

     ----------------------------------------------------------------------
     ----------------------------------------------------------------------

                       CROSS REFERENCE SHEET SHOWING THE
              LOCATION IN THE INDENTURE OF THE PROVISIONS INSERTED PURSUANT TO SECTIONS 310 THROUGH 318(A) INCLUSIVE OF
                        THE TRUST INDENTURE ACT OF 1939

SECTION OF TRUST
 INDENTURE ACT                   SECTION OF INDENTURE                   PAGE
----------------   -------------------------------------------------  ---------
    310   (a)(1)   9.09                                                  33
    310   (a)(2)   9.09                                                  33
    310   (a)(3)   NOT APPLICABLE                                        --
    310   (a)(4)   NOT APPLICABLE                                        --
    310   (a)(5)   9.09                                                  33
    310   (b)      9.08                                                  33
    310   (c)      NOT APPLICABLE                                        --
    311   (a)      9.14                                                  35
    311   (b)      9.14                                                  35
    311   (c)      NOT APPLICABLE                                        --
    312   (a)      7.01(a)                                               24
    312   (b)      7.01(b)                                               24
    312   (c)      7.01(c)                                               25
    313   (a)      7.03(a)                                               25
    313   (b)      7.03(b)                                               25
    313   (c)      7.03(d)                                               25
    313   (d)      7.03(c) and 703(d)                                    25
    314   (a)      7.02(a), 7.02(b) and 6.06                            25;24
    314   (b)      6.05                                                  24
                   Definition of Officers Certificate, 6.06 and
    314   (c)(1)    15.05(a)                                           4;24;42
    314   (c)(2)   Definition of Opinion of counsel and 15.05           4;42
    314   (c)(3)   NOT APPLICABLE                                        --
    314   (d)(1)   Definition of Expert and 4.06(b)                     3;17
    314   (d)(2)   Definition of Expert and 4.06(b)                     3;17
    314   (d)(3)   4.06(a) and 4.06(b)                                   17
    314   (e)      15.05(b)                                              42
    314   (f)      NOT APPLICABLE                                        --
    315   (a)      9.01 and 9.02                                        30-32
    315   (b)      8.08                                                  30
    315   (c)      9.01(a)                                               30
    315   (d)      9.01(b)                                               31
    315   (e)      8.09                                                  30
    316   (a)      8.07                                                  29
                   10.04                                                 36
                   13.02                                                 40
    316   (b)      8.04                                                  29

                                       I

SECTION OF TRUST
 INDENTURE ACT                   SECTION OF INDENTURE                   PAGE
----------------   -------------------------------------------------  ---------

                   13.02                                                 40
    316   (c)      10.06                                                 37
    317   (a)(1)   8.02(b)                                               27
    317   (a)(2)   8.02(c)                                               27
    317   (b)      5.02                                                  21
                   6.04                                                  22
    318   (a)      NOT APPLICABLE                                        --

                                       II

                               TABLE OF CONTENTS

                                 --------------

                                                                          PAGE
Parties.................................................................     1
Recitals................................................................     1

                               ARTICLE I.
                               DEFINITIONS

SECTION 1.01    --  General.............................................     1
SECTION 1.02    --  Trust Indenture Act.................................     1
SECTION 1.03    --  Definitions.........................................     1

                               ARTICLE II.
      FORM, ISSUE, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES

SECTION 2.01    --  Form Generally......................................     6
SECTION 2.02    --  Form of Trustee's Certificate of Authentication.....     6
SECTION 2.03    --  Amount Unlimited....................................     6
SECTION 2.04    --  Denominations,  Dates,  Interest Payment  and Record
                    Dates...............................................     6
SECTION 2.05    --  Execution, Authentication, Delivery and Dating......     7
SECTION 2.06    --  Exchange and Registration of Transfer of Notes......    10
SECTION 2.07    --  Mutilated, Destroyed, Lost or Stolen Notes..........    11
SECTION 2.08    --  Temporary Notes.....................................    11
SECTION 2.09    --  Cancellation of Notes Paid, etc.....................    12
SECTION 2.10    --  Interest Rights Preserved...........................    12
SECTION 2.11    --  Special Record Date.................................    12
SECTION 2.12    --  Payment of Notes....................................    12
SECTION 2.13    --  Notes Issuable in the Form of a Global Note.........    13

                              ARTICLE III.
                          REDEMPTION OF NOTES

SECTION 3.01    --  Applicability of Article............................    14
SECTION 3.02    --  Notice of Redemption; Selection of Notes............    14
SECTION 3.03    --  Payment  of   Notes   on  Redemption;   Deposit   of
                    Redemption Price....................................    15

                                      III

                                                                          PAGE

                               ARTICLE IV.
                   SENIOR NOTE FIRST MORTGAGE BONDS

SECTION 4.01    --  Pledge..............................................    16
SECTION 4.02    --  Receipt.............................................    16
SECTION 4.03    --  Senior   Note  First  Mortgage  Bonds  Held  by  the
                    Trustee.............................................    16
SECTION 4.04    --  No Transfer  of Senior  Note First  Mortgage  Bonds;
                    Exception...........................................    17
SECTION 4.05    --  Release of Senior Note First Mortgage Bonds.........    17
SECTION 4.06    --  Fair Value Certificate..............................    17
SECTION 4.07    --  Further Assurances..................................    18
SECTION 4.08    --  Exchange and Surrender of Senior Note First Mortgage
                    Bonds...............................................    18
SECTION 4.09    --  Acceptance  of Additional Senior Note First Mortgage
                    Bonds...............................................    18
SECTION 4.10    --  Security for the Notes..............................    19
SECTION 4.11    --  Release of  Senior  Note  First  Mortgage  Bonds  as
                    Security for Notes..................................    20

                               ARTICLE V.
             SATISFACTION AND DISCHARGE; UNCLAIMED MONEYS

SECTION 5.01    --  Satisfaction and Discharge..........................    20
SECTION 5.02    --  Deposited Moneys to be Held in Trust by Trustee.....    22
SECTION 5.03    --  Paying Agent to Repay Moneys Held...................    22
SECTION 5.04    --  Return of Unclaimed Moneys..........................    22
SECTION 5.05    --  Reinstatement.......................................    22

                              ARTICLE VI.
                 PARTICULAR COVENANTS OF THE COMPANY

SECTION 6.01    --  Payment of Principal, Premium and Interest..........    22
SECTION 6.02    --  Office for Notices and Payments, etc................    22
SECTION 6.03    --  Appointments   to   Fill   Vacancies   in  Trustee's
                    Office..............................................    23
SECTION 6.04    --  Provision as to Paying Agent........................    23
SECTION 6.05    --  Opinions of Counse1.................................    23
SECTION 6.06    --  Certificates to Trustee.............................    24

                                       IV

                                                                          PAGE

                              ARTICLE VII.
    NOTEHOLDER LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

SECTION 7.01    --  Noteholder Lists....................................    24
SECTION 7.02    --  Securities and Exchange Commission Reports..........    25
SECTION 7.03    --  Reports by the Trustee..............................    26

                              ARTICLE VIII.
   REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON EVENTS OF DEFAULT

SECTION 8.01    --  Events of Default...................................    26
SECTION 8.02    --  Payment of Notes on Default; Suit Therefor..........    28
SECTION 8.03    --  Application of Moneys Collected by Trustee..........    29
SECTION 8.04    --  Proceedings by Noteholders..........................    29
SECTION 8.05    --  Proceedings by Trustee..............................    30
SECTION 8.06    --  Remedies Cumulative and Continuing..................    30
SECTION 8.07    --  Direction of Proceedings and  Waiver of Defaults  by
                    Majority of Noteholders.............................    30
SECTION 8.08    --  Notice of Default...................................    30
SECTION 8.09    --  Undertaking to Pay Costs............................    31

                              ARTICLE IX.
                        CONCERNING THE TRUSTEE

SECTION 9.01    --  Duties and Responsibilities of Trustee..............    31
SECTION 9.02    --  Reliance on Documents, Opinions, etc................    32
SECTION 9.03    --  No Responsibility for Recitals, etc.................    32
SECTION 9.04    --  Trustee,   Authenticating  Agent,  Paying  Agent  or
                    Registrar May Own Notes.............................    33
SECTION 9.05    --  Moneys to be Held in Trust..........................    33
SECTION 9.06    --  Compensation and Expenses of Trustee................    33
SECTION 9.07    --  Officers' Certificate as Evidence...................    33
SECTION 9.08    --  Conflicting Interest of Trustee                         33
SECTION 9.09    --  Existence and Eligibility of Trustee................    33
SECTION 9.10    --  Resignation or Removal of Trustee...................    34
SECTION 9.11    --  Appointment of Successor Trustee....................    34
SECTION 9.12    --  Acceptance by Successor Trustee.....................    35
SECTION 9.13    --  Succession by Merger, etc...........................    35
SECTION 9.14    --  Limitations on Rights of Trustee as a Creditor......    35
SECTION 9.15    --  Authenticating Agent................................    35

                                       V

                                                                          PAGE

                               ARTICLE X.
                      CONCERNING THE NOTEHOLDERS

SECTION 10.01   --  Action by Noteholders...............................    36
SECTION 10.02   --  Proof of Execution by Noteholders...................    36
SECTION 10.03   --  Who Deemed Absolute Owners..........................    36
SECTION 10.04   --  Company-Owned Notes Disregarded.....................    37
SECTION 10.05   --  Revocation of Consents; Future Holders Bound            37
SECTION 10.06   --  Record Date for Noteholder Acts.....................    37

                              ARTICLE XI.
                         NOTEHOLDERS' MEETING

SECTION 11.01   --  Purposes of Meetings................................    38
SECTION 11.02   --  Call of Meetings by Trustee.........................    38
SECTION 11.03   --  Call of Meetings by Company or Noteholders..........    38
SECTION 11.04   --  Qualifications for Voting...........................    38
SECTION 11.05   --  Regulations.........................................    38
SECTION 11.06   --  Voting..............................................    39
SECTION 11.07   --  Rights of Trustee or Noteholders not Delayed........    39

                              ARTICLE XII.
         CONSOLIDATION, MERGER, SALE, TRANSFER OR CONVEYANCE

SECTION 12.01   --  Company  May  Consolidate,  etc.  only  on   Certain
                    Terms...............................................    39
SECTION 12.02   --  Successor Corporation Substituted...................    40

                              ARTICLE XIII.
                        SUPPLEMENTAL INDENTURES

SECTION 13.01   --  Supplemental    Indentures   without    Consent   of
                    Noteholders.........................................    40
SECTION 13.02   --  Supplemental Indentures with Consent of
                    Noteholders.........................................    41
SECTION 13.03   --  Compliance  with  Trust  Indenture  Act;  Effect  of
                    Supplemental Indentures.............................    41
SECTION 13.04   --  Notation on Notes...................................    42

                                       VI

                                                                          PAGE
SECTION 13.05   --  Evidence  of Compliance of Supplemental Indenture to
                    be Furnished Trustee................................    42

                              ARTICLE XIV.
   IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

SECTION 14.01   --  Indenture and Notes Solely Corporate Obligations....    42

                              ARTICLE XV.
                        MISCELLANEOUS PROVISIONS

SECTION 15.01   --  Provisions Binding on Company's Successor...........    42
SECTION 15.02   --  Official Acts by Successor Corporation..............    42
SECTION 15.03   --  Notices.............................................    42
SECTION 15.04   --  Governing Law.......................................    43
SECTION 15.05   --  Evidence of Compliance with Conditions Precedent....    43
SECTION 15.06   --  Business Days.......................................    44
SECTION 15.07   --  Trust Indenture Act to Control......................    44
SECTION 15.08   --  Table of Contents, Headings, etc....................    44
SECTION 15.09   --  Execution in Counterparts...........................    44
SECTION 15.10   --  Manner of Mailing Notice to Noteholders.............    44

EXHIBIT A       --  Form of Global Note Prior to Release Date              A-1
EXHIBIT B       --  Form of Note Prior to Release Date                     B-1
EXHIBIT C       --  Form of Global Note Following Release Date             C-1
EXHIBIT D       --  Form of Note Following Release Date                    D-1

                                      VII

    THIS  INDENTURE, dated as of               ,  199 , between OKLAHOMA GAS AND
ELECTRIC COMPANY, a corporation duly organized and existing under the laws of the State of Oklahoma (the "COMPANY"), and Boatmen's First National Bank of Oklahoma, a national banking association organized and existing under the laws of the United States of America, as trustee (the "TRUSTEE").

                                   WITNESSETH

    WHEREAS, for its lawful corporate purposes, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its Senior Notes (the "NOTES"), to be issued as in this Indenture provided;

    WHEREAS, subject to the provisions of Section 4.11, as security for the Notes, the Company has issued a series of Senior Note First Mortgage Bonds (as hereinafter defined) and has delivered such series to the Trustee, and pursuant to the terms and provisions hereof the Company may deliver additional Senior Note First Mortgage Bonds to the Trustee or require the Trustee to deliver to the Company Senior Note First Mortgage Bonds held by the Trustee;

    AND WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized;

    Now THEREFORE, THIS INDENTURE WITNESSETH:

    That in order to declare the terms and conditions upon which the Notes are, and are to be authenticated, issued and delivered, and in consideration of the premises, of the purchase and acceptance of the Notes by the Holders thereof and of the sum of one dollar duly paid to it by the Trustee at the execution of this Indenture, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes, as follows:

                                   ARTICLE I.

                                  DEFINITIONS

    SECTION 1.01. GENERAL. The terms defined in this Article One (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Article One.

    SECTION 1.02. TRUST INDENTURE ACT. (a) Whenever this Indenture refers to a provision of the Trust Indenture Act of 1939, as amended (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture.

    (b) Unless otherwise indicated, all terms used in this Indenture that are defined by the TIA, defined by the TIA by reference to another statute or defined by a rule of the Commission under the TIA shall have the meanings assigned to them in the TIA or such statute or rule as in force on the date of execution of this Indenture.

    SECTION 1.03. DEFINITIONS. For purposes of this Indenture, the following terms shall have the following meanings.

    AUTHENTICATING AGENT:

    The term "AUTHENTICATING AGENT" shall mean any agent of the Trustee which shall be appointed and acting pursuant to Section 9.15.

    AUTHORIZED AGENT:

    The term "AUTHORIZED AGENT" shall mean any agent of the Company designated as such by an Officers' Certificate delivered to the Trustee.

    BOARD OF DIRECTORS:

    The term "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company or the Executive Committee of such Board or any other duly authorized committee of such Board.

    BOARD RESOLUTION:

    The term "BOARD RESOLUTION" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

    BONDHOLDERS' CERTIFICATE:

    The term "BONDHOLDERS' CERTIFICATE" shall mean a certificate signed by the inspectors of votes, or any other party performing such duties, of the applicable meeting of the holders of the first mortgage bonds issued under the First Mortgage or by the Mortgage Trustee in the case of consents of such holders that are sought without a meeting.

    BUSINESS DAY:

    The term "BUSINESS DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions or trust companies in the Borough of Manhattan, the City and State of New York, or in the city where the corporate trust office of the Trustee is located, are obligated or authorized by law or executive order to close.

    COMMISSION:

    The term "COMMISSION" shall mean the United States Securities and Exchange Commission, or if at any time hereafter the Commission is not existing or performing the duties now assigned to it under the TIA, then the body performing such duties.

    COMPANY:

    The term "COMPANY" shall mean the corporation named as the "Company" in the first paragraph of this Indenture, and its successors and assigns permitted hereunder.

    COMPANY ORDER:

    The term "COMPANY ORDER" shall mean a written order signed in the name of the Company by one of the Chairman, the President, any Vice President, the Treasurer or an Assistant Treasurer, and the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

    CORPORATE TRUST OFFICE OF THE TRUSTEE:

    The term "CORPORATE TRUST OFFICE OF THE TRUSTEE", or other similar term, shall mean the corporate trust office of the Trustee in Oklahoma City, Oklahoma, at which at any particular time its corporate trust business shall be principally administered, which office is at the date of the execution of this Indenture located at Boatmen's Plaza, 211 North Robinson, Oklahoma City, Oklahoma 73125.

    DEPOSITARY:

    The term "DEPOSITARY" shall mean, unless otherwise specified in a Company Order pursuant to Section 2.05 hereof, The Depository Trust Company, New York, New York, or any successor thereto registered and qualified under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation.

    EVENT OF DEFAULT:

    The term "EVENT OF DEFAULT" shall mean any event specified in Section 8.01, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

    EXPERT:

    The term "EXPERT" shall mean any officer of the Company familiar with the terms of the First Mortgage and this Indenture, any nationally recognized law firm, any nationally recognized investment banking firm, or any other Person satisfactory to, and in the reasonable judgment of, the Trustee.

    FIRST MORTGAGE:

    The term "FIRST MORTGAGE" shall mean the Trust Indenture, dated as of February 1, 1945 from the Company to Boatmen's First National Bank of Oklahoma, as successor trustee to The First National Bank and Trust Company of Oklahoma City, as supplemented and amended.

    FIRST MORTGAGE BONDS:

    The term "FIRST MORTGAGE BONDS" shall mean all first mortgage bonds issued by the Company and outstanding under the First Mortgage, other than Senior Note First Mortgage Bonds.

    GLOBAL NOTE:

    The term "GLOBAL NOTE" shall mean a Note that pursuant to Section 2.05 hereof is issued to evidence Notes, that is delivered to the Depositary or pursuant to the instructions of the Depositary and that shall be registered in the name of the Depositary or its nominee.

    INDENTURE:

    The term "INDENTURE" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

    INTEREST PAYMENT DATE:

    The term "INTEREST PAYMENT DATE" shall mean, unless otherwise specified in a
Company Order pursuant to Section 2.05 hereof, (a) each        and        during
the period any Note is outstanding (provided that the first Interest Payment Date for any Note, the Original Issue Date of which is after a Regular Record Date but prior to the respective Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date), (b) the date of maturity or redemption of such Note and (c) only with respect to defaulted interest on such Note, the date established by the Trustee for the payment of such defaulted interest pursuant to Section 2.11 hereof.

    MATURITY:

    The term "MATURITY," when used with respect to any Note, shall mean the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the stated maturity thereof or by declaration of acceleration, call for redemption or otherwise.

    MORTGAGE TRUSTEE:

    The term "MORTGAGE TRUSTEE" shall mean the Person serving as trustee at the time under the First Mortgage.

    NOTE OR NOTES:

    The terms "NOTE" or "NOTES" shall mean any Note or Notes, as the case may be, authenticated and delivered under this Indenture, including any Global Note.

    NOTEHOLDER:

    The terms "NOTEHOLDER", "HOLDER OF NOTES" or "HOLDER" shall mean any Person in whose name at the time a particular Note is registered on the books of the Trustee kept for that purpose in accordance with the terms hereof.

    OFFICERS' CERTIFICATE:

    The term "OFFICERS' CERTIFICATE" when used with respect to the Company, shall mean a certificate signed by one of the Chairman, the President, any Vice President, the Treasurer or an Assistant Treasurer, and by the Secretary or an Assistant Secretary of the Company.

    OPINION OF COUNSEL:

    The term "OPINION OF COUNSEL" shall mean an opinion in writing signed by legal counsel, who may be an employee of the Company, meeting the applicable requirements of Section 15.05. If the Indenture requires the delivery of an Opinion of Counsel to the Trustee, the text and substance of which has been previously delivered to the Trustee, the Company may satisfy such requirement by the delivery by the legal counsel that delivered such previous Opinion of Counsel of a letter to the Trustee to the effect that the Trustee may rely on such previous Opinion of Counsel as if such Opinion of Counsel was dated and delivered the date delivery of such Opinion of Counsel is required. Any Opinion of Counsel may contain conditions and qualifications satisfactory to the Trustee.

    OPINION OF INDEPENDENT COUNSEL:

    The term "OPINION OF INDEPENDENT COUNSEL" shall mean an opinion in writing signed by nationally recognized legal counsel, who shall not be an employee of the Company, meeting the applicable requirements of Section 15.05. Any Opinion of Independent Counsel may contain conditions and qualifications satisfactory to the Trustee.

    ORIGINAL ISSUE DATE:

    The term "ORIGINAL ISSUE DATE" shall mean for a Note, or portions thereof, the date upon which it, or such portion, was issued by the Company pursuant to this Indenture and authenticated by the Trustee (other than in connection with a transfer, exchange or substitution).

    OUTSTANDING:

    The term "OUTSTANDING", when used with reference to Notes, shall, subject to
Section 10.04 hereof, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except

    (a) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

    (b) Notes, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company), provided that if such Notes are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article Three, or provisions satisfactory to the Trustee shall have been made for giving such notice;

    (c) Notes, or portions thereof, that have been paid and discharged or are deemed to have been paid and discharged pursuant to the provisions of this Indenture; and

    (d) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered, or which have been paid, pursuant to Section 2.07.

    PERSON:

    The term "PERSON" shall mean any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agent or political subdivision thereof.

    PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY:

    The term "PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY" shall mean 101 N. Robinson, Oklahoma City, Oklahoma 73102, or such other place where the main corporate offices of the Company are located as designated in writing to the Trustee by an Authorized Agent.

    REGULAR RECORD DATE:

    The term "REGULAR RECORD DATE" shall mean, unless otherwise specified in a Company Order pursuant to Section 2.05, for an Interest Payment Date for a particular Note (a) the fifteenth day of the calendar month next preceding each Interest Payment Date (unless the Interest Payment Date is the date of maturity or redemption of such Note, in which event, the Regular Record Date shall be as described in clause (b) hereof) and (b) the date of maturity or redemption of such Note.

    RELEASE DATE:

    The term "RELEASE DATE" shall mean the date as of which all First Mortgage Bonds have been retired through payment or redemption (including those First Mortgage Bonds "deemed to be paid" within the meaning of that term as used in
Article X of the First Mortgage) at, before or after the maturity thereof.

    RESPONSIBLE OFFICER:

    The term "RESPONSIBLE OFFICER" or "RESPONSIBLE OFFICERS" when used with respect to the Trustee shall mean one or more of the following: the chairman of the board of directors, the vice chairman of the board of directors, the chairman of the executive committee, the president, any vice president, the secretary, the treasurer, any trust officer, any assistant trust officer, any second or assistant vice president, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

    SENIOR NOTE FIRST MORTGAGE BONDS:

    The  term "SENIOR NOTE  FIRST MORTGAGE BONDS" shall  mean the First Mortgage
Bonds, Collateral Series due                  issued by the Company pursuant  to
the  Supplemental Trust Indenture dated as  of               , 199 and any other
bonds issued by the Company under the First Mortgage and delivered to the Trustee pursuant to Section 4.09 hereof.

    SPECIAL RECORD DATE:

    The term "SPECIAL RECORD DATE" shall mean, with respect to any Note, the date established by the Trustee in connection with the payment of defaulted interest on such Note pursuant to Section 2.11 hereof.

    TRUSTEE:

    The term "TRUSTEE" shall mean Boatmen's First National Bank of Oklahoma and, subject to Article Nine, shall also include any successor Trustee.

    U.S. GOVERNMENT OBLIGATIONS:

    The term "U.S. GOVERNMENT OBLIGATIONS" shall mean (i) direct non-callable obligations of, or non-callable obligations guaranteed as to timely payment of principal and interest by, the United States of America or an agency thereof for the payment of which obligations or guarantee the full faith and credit of the United States is pledged or (ii) certificates or receipts representing direct ownership interests in obligations or specified portions (such as principal or interest) of obligations described in clause (i) above, which obligations are held by a custodian in safekeeping.

                                  ARTICLE II.

                    FORM, ISSUE, EXECUTION, REGISTRATION AND

                               EXCHANGE OF NOTES

    SECTION 2.01.  FORM GENERALLY.

    (a) If the Notes are in the form of a Global Note they shall be in substantially the form set forth in EXHIBIT A (or, following the Release Date, EXHIBIT C) to this Indenture, and if the Notes are not in the form of a Global Note they shall be in substantially the form set forth in EXHIBIT B (or, following the Release Date, EXHIBIT D) to this Indenture, or in either case in such other form as shall be established by a Board Resolution, or a Company Order pursuant to a Board Resolution, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable rules of any securities exchange or of the Depositary or with applicable law or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes. If the form of Notes is established by a Board Resolution, or a Company Order pursuant to a Board Resolution, a copy of such Board Resolution or Company Order (with accompanying Board Resolution), as applicable, shall be delivered to the Trustee as contemplated by Section 2.05 for the authentication and delivery of such Notes.

    (b) The definitive Notes shall be typed, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

    SECTION 2.02.    FORM  OF  TRUSTEE'S CERTIFICATE  OF  AUTHENTICATION.    The
Trustee's certificate of authentication on all Notes shall be in substantially the following form:
                    Trustee's Certificate of Authentication

    This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.

                                      BOATMEN'S FIRST NATIONAL BANK OF
                                      OKLAHOMA, AS TRUSTEE

                                       By: ------------------------------------
                                                  AUTHORIZED OFFICER

    SECTION 2.03. AMOUNT UNLIMITED. The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is unlimited, subject to the provisions of Section 2.05(f) hereof.

    SECTION 2.04.  DENOMINATIONS, DATES, INTEREST PAYMENT AND RECORD DATES.

    (a) The Notes shall be issuable in registered form without coupons in denominations of $1,000 and integral multiples thereof or such other amount or amounts as may be authorized by the Board of Directors; provided that the principal amount of a Global Note shall not exceed $150,000,000 unless otherwise permitted by the Depositary.

    (b) Each Note shall be dated and issued as of the date of its authentication by the Trustee, and shall bear an Original Issue Date or, as provided in Section 2.13(e) hereof, two or more Original Issue Dates; each Note issued upon transfer, exchange or substitution of a Note shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Note, subject to the provisions of Section 2.13(e) hereof.

    (c) Each Note shall bear interest from the later of (1) its Original Issue Date (or, if pursuant to Section 2.13 hereof, a Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount of such Global Note to which that Original Issue Date is applicable), or (2) the most recent date to which interest has been paid or duly provided for with respect to such Note until the principal of such Note is paid or made available for payment, and interest on each Note shall be payable on each Interest Payment Date after the Original Issue Date.

    (d) Each Note shall mature on a date specified in the Note, but, prior to the Release Date and except as provided in Section 4.11, in no event shall the maturity date of a Note occur after the stated maturity date of the Senior Note First Mortgage Bonds pledged with the Trustee as security for the timely payment of the interest of and principal on such Note. The principal amount of each outstanding Note shall be payable on the maturity date specified therein.

    (e) Unless otherwise specified in a Company Order pursuant to Section 2.05, interest on each of the Notes shall be calculated on the basis of a 360-day year of twelve 30-day months and shall be computed at a fixed rate until the maturity of such Notes. The method of computing interest on any series of variable rate Notes shall be set forth in a Company Order pursuant to Section 2.05. Prior to the Release Date, the Company shall not issue any Note with an annual interest rate that exceeds the annual interest rate on the Senior Note First Mortgage Bonds pledged with the Trustee as security for the timely payment of the interest on and principal of such Note. Principal, interest and premium on the Notes shall be payable in the currency of the United States.

    (f) Except as provided in the following sentence, the Person in whose name any Note is registered at the close of business on any Regular Record Date or Special Record Date with respect to an Interest Payment Date for such Note shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Regular Record Date or Special Record Date and prior to such Interest Payment Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such
Note is payable.

    (g) Promptly after each Regular Record Date that is not a date of maturity or redemption, the Trustee shall furnish to the Company a notice setting forth the total amount of the interest payments to be made on the applicable Interest Payment Date, and to the Depositary a notice setting forth the total amount of interest payments to be made on Global Notes on such Interest Payment Date. The Trustee (or any duly selected paying agent) shall provide to the Company during each month that precedes an Interest Payment Date a list of the principal, interest and premium to be paid on Notes on such Interest Payment Date and to the Depositary a list of the principal, interest and premium to be paid on Global Notes on such Interest Payment Date. Promptly after the first Business Day of each month, the Trustee shall furnish to the Company a written notice setting forth the aggregate principal amount of the Global Notes. The Trustee shall assume responsibility for withholding taxes on interest paid as required by law except with respect to any Global Note.

    SECTION 2.05.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

    (a) The Notes shall be executed on behalf of the Company by one of its President, any Vice President, its Treasurer or an Assistant Treasurer of the Company and attested by the Secretary or an Assistant Secretary of the Company. The signature of any of these officers on the Notes may be manual or facsimile.

    (b) Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

    (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with or preceded by one or more Company Orders for the authentication and delivery of such Notes, and the Trustee in accordance with any such Company Order shall authenticate and deliver such Notes. The Notes shall be issued in series. Such Company Order shall specify the following with respect to each series of Notes: (i) any limitations on the aggregate principal amount of the Notes to be issued as part of such series, (ii) the Original Issue Date for such series, (iii) the stated maturity of such series, (iv) the interest rate or rates, or method of calculation of such rate or rates, for such series, (v) the redemption date or dates of such series, if any, and the price or prices applicable to such redemption (including any premium), (vi) whether or not the Notes of such series shall be issued in whole or in part in the form of a Global Note and, if so, the Depositary for such Global Note, (vii) the designation of such series, (viii) if the form of the Notes of such series is not as described in EXHIBIT A, EXHIBIT B, EXHIBIT C or EXHIBIT D hereto, the form of the Notes of such series, (ix) the maximum annual interest rate of the Notes permitted for such series, (x) any other information necessary to complete the Notes of such series, (xi) whether such Notes are to be secured by Senior Note First Mortgage Bonds, (xii) the establishment of any office or agency pursuant to Section 6.02, and (xiii) any other terms of such series not inconsistent with this Indenture. Prior to authenticating Notes of any series, and in accepting the additional responsibilities under this Indenture in relation to such Notes, the Trustee shall receive from the Company the following at or before the issuance of the initial Note of such series of Notes, and (subject to Section 9.01 hereof) shall be fully protected in relying upon:

    (1) an Opinion of Counsel stating that the Indenture and, if prior to the Release Date, the First Mortgage are qualified under the TIA, and an Opinion of Counsel and an Officers' Certificate stating substantially the following subject to customary qualifications and exceptions:

        (A) if the form of Notes has been established by or pursuant to a Board Resolution, a Company Order pursuant to a Board Resolution, or in a supplemental indenture as permitted by Section 2.01, that such form has been established in conformity with this Indenture;

        (B) that the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of creditors and the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement of provisions of the Indenture may be limited by state laws affecting the remedies for the enforcement of the security provided for in the Indenture;

        (C) if prior to the Release Date, that the issuance of the Senior Note First Mortgage Bonds that secure the payment of the principal of and interest on such series of Notes has been duly authorized, that such Senior Note First Mortgage Bonds have been duly executed and delivered, and that such Senior Note First Mortgage Bonds and the First Mortgage are valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of creditors and the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement of provisions of the First Mortgage may be limited by state laws affecting the remedies for the enforcement of the security provided for in the First Mortgage; and that such Senior Note First Mortgage Bonds are entitled to the benefit of the First Mortgage, equally and ratably, except as to sinking fund provisions;

        (D) that any supplemental indenture referred to in clause (A) above has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of creditors and the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement of provisions of such supplemental indenture may be limited by state laws affecting the remedies for the enforcement of the security provided for in such supplemental indenture;

        (E) that such Notes have been duly authorized and, when executed by the Company, authenticated by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel or Officers' Certificate, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of creditors and the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement of provisions of this Indenture may be limited by state laws affecting the remedies for the enforcement of the security provided for in this Indenture;

        (F) if prior to the Release Date, that the execution and delivery by the Company of any Senior Note First Mortgage Bonds to secure the payment of the principal of and interest on such series of Notes, and the execution, delivery and sale of the Notes, do not violate any provision of any applicable law that is normally applicable to such transactions (except that no statement need be made with respect to state securities laws);

        (G) that the issuance of the Notes will not result in any default under this Indenture, the First Mortgage (if applicable), or any other contract, indenture, loan agreement or other instrument to which the Company is a party or by which it or any of its property is bound;

        (H) if prior to the Release Date, that the First Mortgage and all financing statements have been duly filed and recorded in all places where such filing or recording is necessary for the perfection or preservation of the lien of the First Mortgage, and the First Mortgage constitutes a valid and perfected first lien upon the property purported to be covered thereby, subject only to permissible encumbrances (as defined in the First Mortgage);

        (I) if prior to the Release Date, that the security interest of the Trustee in the Senior Note First Mortgage Bonds that secure the payment of the principal of and interest on such series of Notes, as created hereunder, is a valid and perfected first priority security interest; and

        (J)  that all consents  or approvals of  Oklahoma Corporation Commission
    (or any successor agency) and of any other federal or state regulatory agency required in connection with the Company's execution and delivery of this Indenture, such series of Notes and any Senior Note First Mortgage Bonds have been obtained and not withdrawn (except that no statement need be made with respect to state securities laws).

    (d) The Trustee shall have the right to decline to authenticate and deliver any Note:

    (1) if the issuance of such Notes pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Notes and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee;

    (2) if the Trustee, being advised by counsel, determines that such action may not lawfully be taken; or

    (3)  if  the Trustee  in good  faith  by its  Board of  Directors, executive officers or a trust committee of directors and/or responsible officers determines that such action would expose the Trustee to personal liability to Holders of any outstanding Notes.

    (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of an authorized officer, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

    (f) Prior to the Release Date, the Company shall not issue a Note, if, after giving effect to such issuance, the aggregate principal amount of such Note, and all other Notes secured by the series of Senior Note First Mortgage Bonds that secure such Note, would exceed the aggregate principal amount of the outstanding Senior Note First Mortgage Bonds of such series.

    (g) If all Notes of a series are not to be authenticated and issued at one time, the Company shall not be required to deliver the Company Order, Officers' Certificate and Opinion of Counsel (including any such that would be otherwise required pursuant to Section 15.05) at or prior to the authentication of each Note of such series, if such documents are delivered at or prior to the time of authentication of the first Note of such series to be authenticated and issued. If all of the Notes of a series are not authenticated and issued at one time, for each issuance of Notes after the initial issuance of Notes, the Company shall be required only to deliver to the Trustee the Note and a written request (executed by one of the Chairman, the President, any Vice President, the Treasurer, or an Assistant Treasurer, and the Secretary or an Assistant
Secretary of the Company) to the Trustee to authenticate such Note and to deliver such Note in accordance with the instructions specified by such request. Any such request shall constitute a representation and warranty by the Company that the statements made in the Officers' Certificate delivered to the Trustee prior to the authentication and issuance of the first Note of such series are true and correct on the date thereof as if made on and as of the date thereof.

    SECTION 2.06.  EXCHANGE AND REGISTRATION OF TRANSFER OF NOTES.

    (a) Subject to Section 2.13 hereof, Notes may be exchanged for one or more new Notes of any authorized denominations and of a like aggregate principal amount, series and stated maturity and having the same terms and Original Issue Date or Dates. Notes to be exchanged shall be surrendered at any of the offices or agencies to be maintained pursuant to Section 6.02 hereof, and the Trustee shall deliver in exchange therefor the Note or Notes which the Noteholder making the exchange shall be entitled to receive.

    (b) The Trustee shall keep, at one of said offices or agencies, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Trustee shall register or cause to be registered Notes and shall register or cause to be registered the transfer of Notes as in this Article Two provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times such register shall be open for inspection by the Company. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and the Trustee shall register, authenticate and deliver in the name of the transferee or transferees one or more new Notes of any authorized denominations and of a like aggregate principal amount, series and stated maturity and having the same terms and Original Issue Date or Dates.

    (c) All Notes presented for registration of transfer or for exchange, redemption or payment shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee and duly executed by the Holder or the attorney in fact of such Holder duly authorized in writing.

    (d) No service charge shall be made for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

    (e) The Trustee shall not be required to exchange or register a transfer of any Notes selected, called or being called for redemption except, in the case of any Note to be redeemed in part, the portion thereof not to be so redeemed.

    (f) If the principal amount, and applicable premium, of part, but not all of a Global Note is paid, then upon surrender to the Trustee of such Global Note, the Company shall execute, and the Trustee shall authenticate, deliver and register, a Global Note in an authorized denomination in aggregate principal amount equal to, and having the same terms, Original Issue Date or Dates and series as, the unpaid portion of such Global Note.

    SECTION 2.07.  MUTILATED, DESTROYED, LOST OR STOLEN NOTES.

    (a) If any temporary or definitive Note shall become mutilated or be destroyed, lost or stolen, the Company shall execute, and upon its request the Trustee shall authenticate and deliver, a new Note of like form and principal amount and having the same terms and Original Issue Date or Dates and bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, the Trustee and any paying agent or Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft of a Note, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

    (b) The Trustee shall authenticate any such substituted Note and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. If any Note which has matured, is about to mature, has been redeemed or called for redemption shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) if the applicant for such payment shall furnish to the Company, the Trustee and any paying agent or Authenticating Agent such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Note and of the ownership thereof.

    (c) Every substituted Note issued pursuant to this Section 2.07 by virtue of the fact that any Note is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not such destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

    SECTION 2.08. TEMPORARY NOTES. Pending the preparation of definitive Notes, the Company may execute and the Trustee shall authenticate and deliver temporary Notes (printed, lithographed or otherwise reproduced). Temporary Notes shall be issuable in any authorized denomination and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay the Company shall execute and shall deliver to the Trustee definitive Notes and thereupon any or all temporary Notes shall be surrendered in exchange therefor at the corporate trust office of the Trustee, and the Trustee shall authenticate, deliver and register in exchange for such temporary Notes an equal aggregate principal amount of definitive Notes. Such exchange shall be made by the

Company at its own expense and without any charge therefor to the Noteholders. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes authenticated and delivered hereunder.

    SECTION 2.09. CANCELLATION OF NOTES PAID, ETC. All Notes surrendered for the purpose of payment, redemption, exchange or registration of transfer shall be surrendered to the Trustee for cancellation and promptly cancelled by it and no Notes shall be issued in lieu thereof except as expressly permitted by this Indenture. The Company's acquisition of any Notes shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to and cancelled by the Trustee.

    SECTION 2.10. INTEREST RIGHTS PRESERVED. Each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note, and each such Note shall be so dated that neither gain nor loss of interest shall result from such transfer, exchange or substitution.

    SECTION 2.11. SPECIAL RECORD DATE. If and to the extent that the Company fails to make timely payment or provision for timely payment of interest on any series of Notes (other than on an Interest Payment Date that is a maturity date or a redemption date), that interest shall cease to be payable to the Persons who were the Noteholders of such series at the applicable Regular Record Date. In that event, when moneys become available for payment of the interest, the Trustee shall (a) establish a date of payment of such interest and a Special Record Date for the payment of that interest, which Special Record Date shall be not more than 15 nor fewer than 10 days prior to the date of the proposed payment and (b) mail notice of the date of payment and of the Special Record Date not fewer than 10 days preceding the Special Record Date to each Noteholder of such series at the close of business on the 15th day preceding the mailing at the address of such Noteholder, as it appeared on the register for the Notes. On the day so established by the Trustee the interest shall be payable to the Holders of the applicable Notes at the close of business on the Special Record Date.

    SECTION  2.12.  PAYMENT  OF NOTES.   Payment of the  principal, interest and
premium on all Notes shall be payable as follows:

    (a) On or before 9:30 a.m., New York City time, of the day on which payment of principal, interest and premium is due on any Global Note pursuant to the terms thereof, the Company shall deliver to the Trustee funds available on such date sufficient to make such payment, by wire transfer of immediately available funds or by instructing the Trustee to withdraw sufficient funds from an account maintained by the Company with the Trustee. On or before 10:00 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which any payment of interest is due on any Global Note (other than at Maturity), the Trustee shall pay to the Depositary such interest in same day funds. On or before 10:00 a.m., New York City time or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which principal, interest payable at Maturity and premium, if any, is due on any Global Note, the Trustee shall deposit with the Depositary the amount equal to the principal, interest payable at Maturity and premium, if any, by wire transfer into the account specified by the Depositary. As a condition to the payment, at Maturity or upon redemption, of any part of the principal and applicable premium of any Global Note, the Depositary shall surrender, or cause to be surrendered, such Global Note to the Trustee, whereupon a new Global Note shall be issued to the Depositary pursuant to Section 2.06(f) hereof.

    (b) With respect to any Note that is not a Global Note, principal, applicable premium and interest due at the maturity of the Note shall be payable in immediately available funds when due upon presentation and surrender of such Note at the corporate trust office of the Trustee or at the authorized office of any paying agent. Interest on any Note that is not a Global Note (other than interest payable at Maturity) shall be paid to the Holder thereof as its name appears on the register by check payable in clearinghouse funds; provided that if the Trustee receives a written request from any Holder of Notes, the aggregate principal amount of which having the same Interest Payment Date equals or exceeds $10,000,000, on or before the applicable Regular Record Date for such Interest Payment Date, interest shall be paid by wire transfer of immediately available funds to a bank within the continental United States or by direct deposit into the account of such Holder if such account is maintained with the Trustee or any paying agent.

    SECTION 2.13.  NOTES ISSUABLE IN THE FORM OF A GLOBAL NOTE.

    (a) If the Company shall establish pursuant to Section 2.05 that the Notes of a particular series are to be issued in whole or in part in the form of one or more Global Notes, then the Company shall execute and the Trustee shall, in accordance with Section 2.05 and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Note or Notes, which (i) shall represent, shall be denominated in an amount equal to the aggregate principal amount of, and shall have the same terms as, the outstanding Notes of such series to be represented by such Global Note or Notes, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "This Note is a Global Note registered in the name of the Depositary (referred to herein) or a nominee thereof and, unless and until it is exchanged in whole or in part for the individual notes represented hereby, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by The Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this Global Note is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York), to the trustee for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, Cede & Co., has an interest herein" or such other legend as may be required by the rules and regulations of the Depositary.

    (b) Notwithstanding any other provision of Section 2.06 or of this Section 2.13, unless the terms of a Global Note expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part, only as described in the legend thereto.

    (c) (i) If at any time the Depositary for a Global Note notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time the Depositary for the Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Note. If a successor Depositary for such Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.05(c)(vi) hereof shall no longer be effective with respect to such Global Note and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of such series in exchange for such Global Note, shall authenticate and deliver, individual Notes of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Note in exchange for such Global Note. The Trustee shall not be charged with knowledge or notice of the ineligibility of a Depositary unless a responsible officer assigned to and working in its corporate trustee administration department shall have actual knowledge thereof.

    (ii) The Company may at any time and in its sole discretion determine that all outstanding (but not less than all) Notes of a series issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for such Global Note, shall authenticate and deliver individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

    (iii) In any exchange provided for in any of the preceding two paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Notes in definitive registered form in authorized denominations. Upon the exchange of a Global Note for individual Notes, such Global Notes shall be cancelled by the Trustee. Notes issued in exchange for a Global Note pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the Depositary for delivery to the persons in whose names such Notes are so registered, or if the Depositary shall refuse or be unable to deliver such Notes, the Trustee shall deliver such Notes to the persons in whose names such Notes are registered, unless otherwise agreed upon between the Trustee and the Company, in which event the Company shall cause the Notes to be delivered to the persons in whose names such Notes are registered.

    (d) Neither the Company, the Trustee, any Authenticating Agent nor any paying agent shall have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

    (e) Pursuant to the provisions of this subsection, at the option of the Trustee and upon 30 days' written notice to the Depositary but not prior to the first Interest Payment Date of the respective Global Notes, the Depositary shall be required to surrender any two or more Global Notes which have identical terms, including, without limitation, identical maturities, interest rates and redemption provisions (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered thereto and that shall indicate each applicable Original Issue Date and the principal amount applicable to each such Original Issue Date. The exchange contemplated in this subsection shall be consummated at least 30 days prior to any Interest Payment Date applicable to any of the Global Notes surrendered to the Trustee. Upon any exchange of any Global Note with two or more Original Issue Dates, whether pursuant to this Section or pursuant to
Section 2.06 or Section 3.03 hereof, the aggregate principal amount of the Notes with a particular Original Issue Date shall be the same before and after such exchange, after giving effect to any retirement of Notes and the Original Issue Dates applicable to such Notes occurring in connection with such exchange.

                                  ARTICLE III.

                              REDEMPTION OF NOTES

    SECTION 3.01. APPLICABILITY OF ARTICLE. Such of the Notes as are, by their terms, redeemable prior to their stated maturity date may at the option of the Company, be redeemed at such times, in such amounts and at such prices as may be specified therein and in accordance with the provisions of this Article Three.

    SECTION 3.02.  NOTICE OF REDEMPTION; SELECTION OF NOTES.

    (a) The election of the Company to redeem any Notes shall be evidenced by a Board Resolution which shall be given with notice of redemption to the Trustee at least 45 days prior to the redemption date specified in such notice.

    (b) Notice of redemption to each Holder of Notes to be redeemed as a whole or in part shall be given by the Trustee, in the manner provided in Section 15.10, no less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Noteholder receives the notice. In any case, failure duly to give such notice, or any defect in such notice, to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

    (c) Each such notice shall specify the date fixed for redemption, the places of redemption and the redemption price at which such Notes are to be redeemed, and shall state that payment of the redemption price of such Notes or portion thereof to be redeemed will be made upon surrender of such Notes at such places of redemption, that interest accrued to the date fixed for redemption will be paid as specified in such notice, and that from and after such date interest thereon shall cease to accrue. If less than all of a series of Notes having the same terms are to be redeemed, the notice shall specify the Notes or portions thereof to be redeemed. If any Note is to be redeemed in part only, the notice which relates to such Note shall state the portion of the principal amount thereof to be redeemed, and shall state that, upon surrender of such Note, a new Note or Notes having the same terms in aggregate principal amount equal to the unredeemed portion thereof will be issued.

    (d) Unless otherwise provided by a supplemental indenture, if less than all of a series of Notes is to be redeemed, the Trustee shall select in such manner as it shall deem appropriate and fair in its discretion the particular Notes to be redeemed in whole or in part and shall thereafter promptly notify the Company in writing of the Notes so to be redeemed. If less than all of a series of Notes represented by a Global Note is to be redeemed, the particular Notes or portions thereof of such series to be redeemed shall be selected by the Depositary for such Series of Notes in such manner as the Depositary shall determine. Notes shall be redeemed only in denominations of $1,000, provided that any remaining principal amount of a Note redeemed in part shall be a denomination authorized under this Indenture.

    (e) If at the time of the mailing of any notice of redemption the Company shall not have irrevocably directed the Trustee to apply funds deposited with the Trustee or held by it and available to be used for the redemption of Notes to redeem all the Notes called for redemption, such notice shall state that it is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption and that such notice shall be of no effect unless such moneys are so received before such date.

    SECTION 3.03.    PAYMENT  OF  NOTES ON  REDEMPTION;  DEPOSIT  OF  REDEMPTION
PRICE.

    (a) If notice of redemption shall have been given as provided in Section 3.02, such Notes or portions of Notes called for redemption shall become due and payable on the date and at the places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption of such Notes; provided that the Company shall have deposited with the Trustee or a paying agent on or prior to such redemption date an amount sufficient to pay the redemption price together with interest accrued to the date fixed for redemption. Interest on the Notes or portions thereof so called for redemption shall cease to accrue and such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the redemption price together with interest accrued thereon to the date fixed for redemption; provided that the Company shall have deposited with the Trustee or a paying agent on or prior to such redemption date an amount sufficient to pay the redemption price together with interest accrued to the date fixed for redemption. Upon presentation and surrender of such Notes at such a place of payment in such notice specified, such Notes or the specified portions thereof shall be paid and redeemed at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

    (b) No notice of redemption of Notes shall be mailed during the continuance of any Event of Default, except (1) that where notice of redemption of any Notes has been mailed, the Company shall redeem such Notes but only if funds sufficient for that purpose have prior to the occurrence of such

Event of Default been deposited with the Trustee or a paying agent for such purpose, and (2) that notices of redemption of all outstanding Notes may be given during the continuance of an Event of Default.

    (c) If any Note called for redemption shall not be so paid upon surrender thereof for redemption, or if the Company shall not have deposited with the Trustee or a paying agent on or prior to the redemption date an amount sufficient to pay the redemption price of all Notes called for redemption, together with the interest accrued to the redemption date, the notice of redemption shall be of no force and effect and the principal on such Note shall continue to bear interest as if the notice of redemption had not been given.

    (d) Upon surrender of any Note redeemed in part only, the Company shall execute, and the Trustee shall authenticate, deliver and register, a new Note or Notes of authorized denominations in aggregate principal amount equal to, and having the same terms, Original Issue Date or Dates and series as, the unredeemed portion of the Note so surrendered.

                                  ARTICLE IV.

                        SENIOR NOTE FIRST MORTGAGE BONDS

    SECTION 4.01. PLEDGE. Subject to the provisions of Section 4.11, the Company hereby (a) delivers to and pledges with the Trustee, for the benefit of the Holders from time to time of the Notes initially issued under this Indenture
in  an aggregate principal amount not  to exceed $           , Senior Note First
Mortgage Bonds in the aggregate principal amount of $         , fully registered
in the name of the Trustee, in trust for the Holders of the Notes initially issued under this Indenture in an aggregate principal amount not to exceed
$         , as security for (1) the full and prompt payment of the principal  of such Notes when and as the same shall become due in accordance with the terms and provisions of this Indenture, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon call for redemption, and (2) the full and prompt payment of any interest on such Notes when and as the same shall become due in accordance with the terms and provisions of this Indenture and (b) delivers to the Trustee an Officers' Certificate that, based solely upon the provisions of such Senior Note First Mortgage Bonds and of the Notes, the fair value to the Company of the Notes secured by such Senior Note First Mortgage Bonds will not exceed the fair value to the Company of such Senior Note First Mortgage Bonds.

    SECTION 4.02.  RECEIPT.  The Trustee acknowledges receipt of the Senior Note
First Mortgage Bonds in the aggregate principal  amount of $          , for  the
benefit  of the Holders  from time to  time of the  Notes initially issued under
this Indenture in an aggregate principal amount of $         .

    SECTION 4.03. SENIOR NOTE FIRST MORTGAGE BONDS HELD BY THE TRUSTEE. The Trustee, as a Holder of Senior Note First Mortgage Bonds, shall attend any meeting of Bondholders under the First Mortgage as to which it receives due notice, or, at its option, shall deliver its proxy in connection therewith. Either at such meeting, or otherwise where consent of Holders of first mortgage bonds issued under the First Mortgage is sought without a meeting, the Trustee shall vote the Senior Note First Mortgage Bonds held by it, or shall consent with respect thereto, proportionately with the vote or consent of the Holders of all other first mortgage bonds then outstanding under the First Mortgage and eligible to vote unless the Trustee is directed and indemnified as provided in
Section 9.02(d) by the Holders of not less than a majority in the aggregate principal amount of the outstanding Notes to vote otherwise .

    Notwithstanding the foregoing, the Trustee shall not vote as such Holder in favor of, or give its consent to, any action which, in the Trustee's opinion, would materially adversely affect the Senior Note First Mortgage Bonds in a manner not shared generally by all other first mortgage bonds, except upon notification by the Trustee to the Noteholders of such proposal and consent thereto of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes.

    SECTION 4.04. NO TRANSFER OF SENIOR NOTE FIRST MORTGAGE BONDS; EXCEPTION. Except as required to effect an assignment to a successor trustee under this Indenture or pursuant to Section 4.05 or Section 4.08 hereof, the Trustee shall not sell, assign or transfer the Senior Note First Mortgage Bonds and the Company shall issue stop transfer instructions to the Mortgage Trustee and any transfer agent under the First Mortgage to effect compliance with this
Section 4.04.

    SECTION 4.05. RELEASE OF SENIOR NOTE FIRST MORTGAGE BONDS. The Trustee shall, upon written request of the Company, deliver to the Company without charge therefor the Senior Note First Mortgage Bonds (or Senior Note First Mortgage Bonds in an aggregate principal amount equal to the aggregate principal amount of the Notes satisfied and discharged pursuant to Section 5.01(b) if less than all the Notes are so satisfied and discharged), together with such appropriate instruments of transfer or release as may be reasonably requested by the Company when the conditions established by Section 4.11 or Section 5.01 hereof are satisfied or pursuant to Section 4.08 hereof.

    SECTION 4.06. FAIR VALUE CERTIFICATE. (a) If the Company delivers to the Trustee Senior Note First Mortgage Bonds pursuant to Section 4.09 hereof the Company shall simultaneously therewith deliver to the Trustee a certificate of an Expert (1) stating that it is familiar with the provisions of such Senior Note First Mortgage Bonds and of this Indenture; (2) stating the principal amount of such Senior Note First Mortgage Bonds so delivered, the stated interest rate of such Senior Note First Mortgage Bonds and the stated maturity date of such Senior Note First Mortgage Bonds; (3) identifying the Notes, the payment of the interest on and principal of which is secured by such Senior Note First Mortgage Bonds and (4) stating that, based solely upon the provisions of the Senior Note First Mortgage Bonds and the Notes, the fair value to the Company of the Notes secured by such Senior Note First Mortgage Bonds will not exceed the fair value to the Company of such Senior Note First Mortgage Bonds. If the fair value to the Company of the Senior Note First Mortgage Bonds so delivered, as described in the certificate to be delivered pursuant to this
Section 4.06(a), both (l) is equal to or exceeds (A) $25,000 and (B) 1% of the principal amount of the Notes outstanding at the date of delivery of such Senior Note First Mortgage Bonds and (2) together with the fair value to the Company, as described in the certificates to be delivered pursuant to this Section 4.06(a), of all other Senior Note First Mortgage Bonds delivered to the Trustee since the commencement of the then current calendar year, is equal to or exceeds 10% of the principal amount of the Notes outstanding at the date of delivery of such Senior Note First Mortgage Bonds, then the certificate required by this
Section 4.06(a) shall (1) be delivered by an Expert selected by the Company who shall be independent of the Company and satisfactory to the Trustee in its reasonable judgment and (2) shall, in addition to the certifications described above, state that, based solely upon the provisions of the Senior Note First Mortgage Bonds and the Notes, the fair value to the Company of all Senior Note First Mortgage Bonds delivered to the Trustee pursuant to Section 4.09 hereof since the commencement of the then current year as to which a certificate was not delivered by an Expert independent of the Company was at least equal to the fair value to the Company of the Notes that such Senior Note First Mortgage Bonds secured.

    (b) If outstanding Senior Note First Mortgage Bonds are released from the lien of the Indenture pursuant to Section 4.08, 4.11 or 5.01(b) hereof, the Company shall simultaneously therewith deliver to the Trustee a certificate of an Expert (1) stating that it is familiar with the provisions of such Senior Note First Mortgage Bonds and of this Indenture, (2) stating the principal amount of such Senior Note First Mortgage Bonds so released, the stated interest rate of such Senior Note First Mortgage Bonds and the stated maturity date of such Senior Note First Mortgage Bonds, (3) identifying the Notes, the payment of the interest on and principal of which is secured by such Senior Note First Mortgage Bonds, (4) stating that such release will not impair the lien of the Indenture on the Senior Note First Mortgage Bonds not released in contravention of the provisions of this Indenture, and (5) stating that, based solely upon the provisions of the Senior Note First Mortgage Bonds and the Notes, prior to the Release Date, the fair value of the Senior Note First Mortgage Bonds so released will not cause the fair value of the outstanding Notes secured by such Senior Note First Mortgage Bonds to exceed the fair value of the Senior Note First Mortgage Bonds securing such Notes after such release. If, prior to the

Release Date, the fair value of the Senior Note First Mortgage Bonds so released, as described in the certificate to be delivered pursuant to this
Section 4.06(b), both (l) is equal to or exceeds (A) $25,000 and (B) 1% of the principal amount of the outstanding Notes at the date of release of such Senior Note First Mortgage Bonds and (2) together with the fair value, as described in the certificates to be delivered pursuant to this Section 4.06(b), of all other Senior Note First Mortgage Bonds released from the lien of this Indenture since the commencement of the then current calendar year, is equal to or exceeds 10% of the principal amount of the Notes outstanding at the date of release of such Senior Note First Mortgage Bonds, then the certificate required by this Section 4.06(b) shall be delivered by an Expert selected by the Company who shall be independent of the Company.

    If, in connection with a delivery or release of outstanding Senior Note First Mortgage Bonds, the Company provides to the Trustee an Opinion of Counsel stating that the certificate described by this Section 4.06 is not required by law, such certificate shall not be required to be delivered hereunder in connection with such delivery or release.

    SECTION 4.07. FURTHER ASSURANCES. The Company, at its own expense, shall do such further lawful acts and things, and execute and deliver such additional conveyances, assignments, assurances, agreements, financing statements and instruments, as may be necessary in order to better assign, assure, perfect and confirm to the Trustee its security interest in the Senior Note First Mortgage Bonds and for maintaining, protecting and preserving such security interest.

    SECTION 4.08. EXCHANGE AND SURRENDER OF SENIOR NOTE FIRST MORTGAGE BONDS. At any time at the written direction of the Company, the Trustee shall surrender to the Company all or part of the Senior Note First Mortgage Bonds in exchange for Senior Note First Mortgage Bonds equal in aggregate principal amounts to, in different denominations than but of the same series and with all other terms identical to, the Senior Note First Mortgage Bonds so surrendered to the Company. In addition, at any time at the written direction of the Company, as provided in this Section, the Trustee shall surrender Senior Note First Mortgage Bonds to the Company for cancellation by the Company. The Trustee shall, together with such Senior Note First Mortgage Bonds, deliver to the Company such appropriate instruments of transfer or release as the Company may reasonably request. Prior to the surrender required by this paragraph, the Trustee shall receive from the Company the following, and (subject to Section
9.01 hereof) shall be fully protected in relying upon, (a) an Officers' Certificate stating (i) the aggregate principal amount of the outstanding Senior Note First Mortgage Bonds of the series surrendered by the Trustee, after giving effect to such exchange, (ii) the aggregate principal amount of the outstanding Notes secured by the series of Senior Note First Mortgage Bonds surrendered by the Trustee, (iii) that the surrender of the Senior Note First Mortgage Bonds will not result in any default under this Indenture, (iv) that any Senior Note First Mortgage Bonds to be received in exchange for the Senior Note First Mortgage Bonds being surrendered comply with the provisions of this Section and
(v) that the surrender will not impair the security for the Notes under this Indenture in contravention of the provisions of this Indenture and (b) if applicable, a certificate of an Expert pursuant to Section 4.06(b).

    The Company shall not be permitted to cause the exchange of Senior Note First Mortgage Bonds contemplated in this Section, if, after such exchange, the aggregate principal amount of the outstanding Notes secured by any series of Senior Note First Mortgage Bonds would exceed the aggregate principal amount of such series of Senior Note First Mortgage Bonds held by the Trustee.

    SECTION 4.09. ACCEPTANCE OF ADDITIONAL SENIOR NOTE FIRST MORTGAGE BONDS. Subject to Section 4.11, at any time prior to the Release Date, at the option of the Company, the Company may deliver to the Trustee and shall pledge as security for payment of the principal of and interest on Notes as described in Section 4.10, and the Trustee shall accept therefor, additional Senior Note First Mortgage Bonds registered in the name of the Trustee that shall have any stated maturity date, shall bear any fixed maximum annual interest rate and shall be of like tenor and terms to the Senior Note First Mortgage Bonds delivered to the Trustee on the date hereof (except, at the option of the Company, as to the stated maturity date, the fixed maximum interest rate thereon, the aggregate principal amount and the denominations of Senior Note First Mortgage Bonds so delivered to the Trustee and as provided in Section 4.10). Subject to Section 4.11, such Senior Note First Mortgage Bonds shall be held in trust by the Trustee for the Holders of the Notes specified pursuant to Section 4.10 hereof as security for (a) the full and prompt payment of the principal of such Notes when and as the same shall become due in accordance with the terms and provisions of this Indenture, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon call for redemption, and (b) the full and prompt payment of any interest on such Notes when and as the same shall become due in accordance with the terms and provisions of this Indenture.

    Prior to its acceptance of any additional Senior Note First Mortgage Bonds, the Trustee shall receive from the Company, and (subject to Section 9.01 hereof) shall be fully protected in relying upon, (a) an Officers' Certificate stating
(i) that the delivery of the additional Senior Note First Mortgage Bonds will not result in a default under the First Mortgage, this Indenture or any other contract, indenture, loan agreement or other instrument to which the Company is a party or by which it or any of its property is bound and (ii) the annual interest rate borne by the Senior Note First Mortgage Bonds so delivered to the Trustee and (b) if applicable, a certificate of an Expert pursuant to Section 4.06(a). The Trustee shall also receive from the Company, and (subject to Section 9.01 hereof) shall be fully protected in relying upon an Opinion of Counsel stating substantially the following subject to customary qualifications and exceptions:

    (a) that the Senior Note First Mortgage Bonds to be issued to the Trustee have been duly authorized, executed and delivered and that such Senior Note First Mortgage Bonds are valid and binding obligations of the Company, entitled to the benefits and security of the First Mortgage, equally and ratably, except as to sinking fund provisions, with all other bonds outstanding under the First Mortgage, and are enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of creditors and the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement of provisions of the First Mortgage may be limited by state laws affecting the remedies for the enforcement of the security provided for in the First Mortgage;

    (b) that the execution and delivery by the Company of the Senior Note First Mortgage Bonds to the Trustee do not violate any provision of any applicable law that is normally applicable to such a transaction (except that no statement need be made with respect to state securities laws);

    (c) that the First Mortgage and all financing statements have been duly filed and recorded in all places where such filing or recording is necessary for the perfection or preservation of the lien of the First Mortgage, and the First Mortgage constitutes a valid and direct lien upon the property purported to be covered thereby, subject only to permissible encumbrances (as defined in the First Mortgage);

    (d) that the delivery to the Trustee of the Senior Note First Mortgage Bonds will not result in a default under this Indenture, the First Mortgage, or any other contract, indenture, loan agreement or other instrument to which the Company is a party or by which it or any of its property is bound;

    (e) that the security interest of the Trustee in the Senior Note First Mortgage Bonds thereby delivered to the Trustee is a valid and perfected first priority security interest;

    (f) that all consents or approvals of Oklahoma Corporation Commission (or any successor agency) and of any other federal or state regulatory agency required in connection with the issuance of the Senior Note First Mortgage Bonds to the Trustee have been obtained and not withdrawn (except that no statement need be made with respect to state securities laws); and

    (g) such other matters as the Trustee may reasonably request.

    SECTION 4.10. SECURITY FOR THE NOTES. All Senior Note First Mortgage Bonds shall, by their terms, specify the Notes, the payment of the interest on and principal of which they shall secure as described in the following sentence. Subject to Section 4.11 any series of Senior Note First Mortgage Bonds shall, by its terms, secure either the payment of the interest on and principal of any specified series or series of Notes or the payment of the interest on and principal of all Notes that are to be issued under this Indenture after a specified date or after the issuance of Notes in specified aggregate principal amounts (but in any case in aggregate principal amounts not to exceed the aggregate principal amount of such Senior Note First Mortgage Bonds), regardless of series. No series of Notes shall be secured by more than one series of Senior Note First Mortgage Bonds. Each Note shall specify the series of Senior Note First Mortgage Bonds by which it is secured.

    SECTION 4.11. RELEASE OF SENIOR NOTE FIRST MORTGAGE BONDS AS SECURITY FOR NOTES. Until the Release Date, Senior Note First Mortgage Bonds delivered and pledged with the Trustee, for the benefit of the Holders of the Notes, shall serve as security for (1) the full and prompt payment of the principal of such Notes when and as the same shall become due in accordance with the terms and provisions of this Indenture, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon call for redemption, and (2) the full and prompt payment of any interest on such Notes when and as the same shall become due in accordance with the terms and provisions of this Indenture.

    Notwithstanding anything in this Indenture to the contrary, from and after the Release Date, the Senior Note First Mortgage Bonds shall cease to secure the payment of principal of and interest on all Notes theretofore or subsequently issued, and the Trustee shall release the Senior Note First Mortgage Bonds as set forth in Section 4.05 and in compliance with the requirements of Section 4.06(b). Following the Release Date, all Notes shall be unsecured, and any conditions to the issuance of Notes that refer or relate to Senior Note First Mortgage Bonds or the First Mortgage shall be inapplicable. Following the Release Date, the Company shall cause the First Mortgage to be closed and the Company shall not issue any additional first mortgage bonds under the First Mortgage.

                                   ARTICLE V.

                  SATISFACTION AND DISCHARGE; UNCLAIMED MONEYS

    SECTION 5.01.  SATISFACTION AND DISCHARGE.

    (a) If at any time:

        (1) the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on all the outstanding Notes, as and when the same shall have become due and payable,

        (2) the Company shall have delivered to the Trustee for cancellation all outstanding Notes, or

        (3) the Company shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds the entire amount in
    (A) cash, (B) U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of cash, or (C) a combination of cash and U.S. Government Obligations, in any case sufficient, without reinvestment, as certified by an independent public accounting firm of national reputation in a written certification delivered to the Trustee, to pay at maturity or the applicable redemption date (provided that notice of redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of any notice of redemption) all outstanding Notes, including principal and any premium and interest due or to become due to such date of maturity, as the case may be and shall also deliver to the Trustee an Opinion of Independent Counsel to the effect that the Company has received from, or there has been published by, the Internal Revenue Service a ruling or similar pronouncement by the Internal Revenue Service or that there has been a change of law, in either case to the effect that the Holders of the Notes will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance or discharge of the Indenture, and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Notes, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof, and any premium and interest thereon, upon the original stated due dates therefor or upon the applicable redemption date (but not upon acceleration of maturity) pursuant to Section 5.05 hereof or from the moneys and U.S. Government Obligations held by the Trustee pursuant to Section 5.02 hereof, (iv) the rights and immunities of the Trustee hereunder, (v) the rights of the Holders of Notes as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, (vi) the obligations of the Company in Section 5.05 hereof and the obligations and rights of the Trustee and the Company under Section 5.04, and (vii) the duties of the Trustee with respect to any of the foregoing), and the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and its obligations under, the Notes, and the Trustee, on demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture and the Trustee shall at the request of the Company return to the Company all Senior Note First Mortgage
Bonds and all other property and money held by it under this Indenture and determined by it from time to time in accordance with the certification pursuant to this Section 5.01(a)(3) to be in excess of the amount required to be held under this Section.

    If the Notes are deemed to be paid and discharged pursuant to Section 5.01(a)(3) hereof, within 15 days after those Notes are so deemed to be paid and discharged, the Trustee shall cause a written notice to be given to each Holder in the manner provided by Section 15.10 hereof. The notice shall:

        (i) state that the Notes are deemed to be paid and discharged;

        (ii) set forth a description of any U.S. Government Obligations and cash held by the Trustee as described above;

       (iii) if any Notes will be called for redemption, specify the date or dates on which those Notes are to be called for redemption.

Notwithstanding  the  satisfaction   and  discharge  of   this  Indenture,   the
obligations of the Company to the Trustee under Section 9.06 shall survive.

    The obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the corresponding Senior Note First
Mortgage Bonds shall be satisfied and discharged, and the Trustee shall surrender to the Company Senior Note First Mortgage Bonds in an aggregate principal amount equal to the aggregate principal amount of Notes paid or deemed to have been paid in accordance with Section 5.01(a) or 5.01(b) hereof, as the case may be, or delivered or acquired by the Trustee for cancellation and of the corresponding series and maturity, all to the extent and as provided in the supplemental trust indenture to the First Mortgage creating such Senior Note First Mortgage Bonds.

    (b) If the Company shall have paid or caused to be paid, or deposited or caused to be deposited with the Trustee funds as set forth in Section 5.01(a)(3) above and complied with the applicable requirements of Section 4.06(b), the principal of and premium, if any, and interest on less than all of the outstanding Notes, such Notes shall cease to be entitled to any lien, benefit or security under this Indenture.

    (c) The obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the corresponding Senior Note First Mortgage Bonds shall be satisfied and discharged, and the Trustee shall surrender to the Company Senior Note First Mortgage Bonds in an aggregate principal amount equal to the aggregate principal amount of Notes paid or deemed to have been paid in accordance with Section 5.01(a) or 5.01(b) hereof, as the case may be, or delivered or acquired by the Trustee for cancellation and of the corresponding series and maturity, all to the extent and as provided in the supplemental trust indenture to the First Mortgage creating such Senior Note First Mortgage Bonds.

    SECTION 5.02. DEPOSITED MONEYS TO BE HELD IN TRUST BY TRUSTEE. All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section
5.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the Holders of the particular Notes for the payment or redemption of which such moneys and U.S. Government Obligations have been deposited with the Trustee of all sums due and to become due thereon for principal and premium, if any, and interest.

    SECTION 5.03. PAYING AGENT TO REPAY MONEYS HELD. Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent for the Notes (other than the Trustee) shall, upon written demand by an Authorized Agent, be repaid to the Company or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

    SECTION 5.04. RETURN OF UNCLAIMED MONEYS. Any moneys deposited with or paid to the Trustee for payment of the principal of or any premium or interest on any Notes and not applied but remaining unclaimed by the Holders of such Notes for two years after the date upon which the principal of or any premium or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on written demand by an Authorized Agent, and all liability of the Trustee shall thereupon cease; and any Holder of any of such Notes shall thereafter look only to the Company for any payment which such Holder may be entitled to collect.

    SECTION 5.05. REINSTATEMENT. If the Trustee is unable to apply any cash or U.S. Government Obligations in accordance with Section 5.02 by reason of any legal proceeding or any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture with respect to the Notes to which such cash or U.S. Government Obligations were to have been applied shall be revived and reinstated as though no deposit had occurred pursuant to Section 5.01 until such time as the Trustee is permitted to apply such cash or U.S. Government Obligations in accordance with Section 5.02; provided that if the Company has made any payment of principal of or any premium or interest on any Notes because of such reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the cash or U.S. Government Obligations held by the Trustee.

                                  ARTICLE VI.

                      PARTICULAR COVENANTS OF THE COMPANY

    SECTION 6.01. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees for the benefit of the Holders of the Notes that it will duly and punctually pay or cause to be paid the principal of and any premium and interest on each of the Notes at the places, at the respective times and in the manner provided in such Notes.

    SECTION 6.02. OFFICE FOR NOTICES AND PAYMENTS, ETC. So long as any of the Notes remain outstanding, the Company at its option may cause to be maintained in the Borough of Manhattan, the City and State of New York, or elsewhere, an office or agency where the Notes may be presented for registration of transfer and for exchange as in this Indenture provided, and where, at any time when the Company is obligated to make a payment of principal and premium upon Notes, the Notes may be surrendered for payment, and may maintain at any such office or agency and at its principal office an office or agency where notices and demands to or upon the Company in respect of the Notes or of this Indenture may be served. The designation of any such office or agency shall be made by Company order pursuant to Section 2.05. The Company will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. If the Company shall fail to give such notice of the location or of any change in the location of any such office or agency, presentations may be made and notices and demands may be served at the corporate trust office of the Trustee.

    SECTION 6.03. APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S OFFICE. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 9.11, a Trustee, so that there shall at all times be a Trustee hereunder.

    SECTION 6.04. PROVISION AS TO PAYING AGENT. The Trustee shall be the paying agent for the Notes and, at the option of the Company, the Company may appoint additional paying agents (including without limitation itself). Whenever the Company shall appoint an additional paying agent, it shall cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to this Section 6.04:

        (1) that it will hold in trust for the benefit of the Holders and the Trustee all sums held by it as such agent for the payment of the principal of and any premium or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on such Notes) in trust for the benefit of the Holders of such Notes;

        (2) that it will give to the Trustee notice of any failure by the Company (or by any other obligor on such Notes) to make any payment of the principal of and any premium or interest on such Notes when the same shall be due and payable; and

        (3) that it will at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

    If the Company shall act as its own paying agent with respect to any Notes, it will, on or before each due date of the principal of and any premium or interest on such Notes, set aside, segregate and hold in trust for the benefit of the Holders of such Notes a sum sufficient to pay such principal and any premium or interest so becoming due and will notify the Trustee of any failure by it to take such action and of any failure by the Company (or by any other obligor on such Notes) to make any payment of the principal of and any premium or interest on such Notes when the same shall become due and payable.

    Whenever the Company shall have one or more paying agents, it will, on or prior to each due date of the principal of (and premium, if any) or interest, if any, on any Notes, deposit with such paying agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, if any, and (unless such paying agent is the Trustee) the Company shall promptly notify the Trustee of any failure on its part to so act.

    Anything in this Section 6.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent hereunder, as required by this
Section 6.04, such sums to be held by the Trustee upon the trusts herein contained.

    Anything in this Section 6.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 6.04 is subject to Sections
5.03 and 5.04.

    SECTION 6.05. OPINIONS OF COUNSEL. The Company will cause this Indenture, any indentures supplemental to this Indenture, and any financing or continuation statements to be promptly recorded and filed and rerecorded and refiled in such a manner and in such places, as may be required by law in order fully to preserve, protect and perfect the security of the Noteholders and all rights of the Trustee, and shall deliver to the Trustee:

    (a) promptly after the execution and delivery of this Indenture and of any indenture supplemental to this Indenture but prior to the Release Date, an Opinion of Counsel either stating that in the opinion of such counsel this Indenture or such supplemental indenture and any financing or continuation statements have been properly recorded and filed so as to make effective and to perfect the security interest of the Trustee intended to be created by this Indenture for the benefit of the Holders from time to time of the Notes in the Senior Note First Mortgage Bonds, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to perfect or make such security interest effective and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding May 1 to maintain, perfect and make such security interest effective; and

    (b) on or before May 1 of each year, beginning in 1996, and prior to the Release Date, an Opinion of Counsel either stating that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this Section 6.05(b) or the first Opinion of Counsel furnished pursuant to Section 6.05(a), with respect to the recording, filing, rerecording, or refiling of this Indenture, each supplemental indenture and any financing or continuation statements, as is necessary to maintain and perfect the security interest of the Trustee intended to be created by this Indenture for the benefit of the Holders from time to time of the Notes in the Senior Note First Mortgage Bonds, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain and perfect such security interest and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding May 1 to maintain, perfect and make such security interest effective.

    SECTION 6.06. CERTIFICATES TO TRUSTEE. The Company shall, on or before May 1 of each year, beginning in 1996, deliver to the Trustee a certificate from its principal executive officer, principal financial officer or principal accounting officer covering the preceding calendar year and stating whether or not, to the knowledge of such party, the Company has complied with all conditions and covenants under this Indenture, and, if not, describing in reasonable detail any failure by the Company to comply with any such conditions or covenants. For purposes of this Section, compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                                  ARTICLE VII.

          NOTEHOLDER LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

    SECTION 7.01.  NOTEHOLDER LISTS.

    (a) The Company shall furnish or cause to be furnished to the Trustee semiannually, not later than 15 days after each Regular Record Date for each Interest Payment Date that is not a Maturity date and at such other times as such Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all the information in the possession or control of the Company, or any paying agents other than the Trustee, as to the names and addresses of the Holders of Notes, obtained since the date as of which the next previous list, if any, was furnished. Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished and need not include information received after such date; provided that as long as the Trustee is the registrar for the Notes, no such list shall be required to be furnished. The Trustee shall preserve any list provided to it pursuant to this Section until such time as the Company or any paying agent, as applicable, shall provide it with a more recent list.

    (b) Within five business days after the receipt by the Trustee of a written application by any three or more Holders stating that the applicants desire to communicate with other Holders with respect to their rights under the Indenture or under the Notes, and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, the Trustee shall, at its election, either:

         (i) afford to such applicants access to all information furnished to or received by the Trustee pursuant to Section 7.01(a) or, if applicable, in its capacity as registrar to the Notes; or

        (ii) inform such applicants as to the approximate number of Holders according to the most recent information furnished to or received by the Trustee under Section 7.01(a) or if applicable in its capacity as registrar for the Notes, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

    If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Notes a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

    (c) Every Holder of a Note, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this Section.

    SECTION  7.02.   SECURITIES AND  EXCHANGE COMMISSION  REPORTS.   The Company
shall:

    (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

    (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Section 15.05, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants; and

    (c) transmit by mail to all Holders, as their names and addresses appear in the register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

    SECTION 7.03.  REPORTS BY THE TRUSTEE.

    (a) Within 60 days after July 15 of each year, beginning with the July 15 after the first issuance of Notes hereunder, the Trustee shall transmit by mail a brief report dated as of such date that complies with Section 313(a) of the TIA (to the extent required by such Section).

    (b) The Trustee shall from time to time transmit by mail brief reports that comply, both in content and date of delivery, with Section 313(b) of the TIA (to the extent required by such Section).

    (c) A copy of each such report filed pursuant to this section shall, at the time of such transmission to such Holders, be filed by the Trustee with each stock exchange upon which such Notes are listed and also with the Commission. The Company will notify the Trustee promptly upon the listing of such Notes on any stock exchange.

    (d) Reports pursuant to this Section shall be transmitted

        (1) by mail to all Holders of Notes, as their names and addresses appear in the register for the Notes;

        (2) by mail to such Holders of Notes as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for such purpose;

        (3) by mail except in the case of reports pursuant to Section 7.03(b) and (c) hereof, to all Holders of Notes whose names and addresses have been furnished to or received by the Trustee pursuant to Section 7.01 hereof; and

        (4) at the time such report is transmitted to the Holders of the Notes, to each exchange on which the Notes are listed and also with the Commission.

                                 ARTICLE VIII.
                          REMEDIES OF THE TRUSTEE AND
                        NOTEHOLDERS ON EVENTS OF DEFAULT

    SECTION 8.01.  EVENTS OF DEFAULT.

    (a) If one or more of the following Events of Default shall have occurred and be continuing:

        (1) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

        (2) default in the payment of the principal of or any premium on any of the Notes as and when the same shall become due and payable whether at the stated maturity thereof, upon redemption thereof (provided that such redemption is not conditioned upon the deposit of sufficient moneys for such redemption), or upon declaration of acceleration or otherwise;

        (3) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company contained in the Notes or in this Indenture for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee by registered mail, or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding;

        (4) prior to the Release Date, a completed default (as defined in the First Mortgage) has occurred and is continuing, and the Mortgage Trustee, the Company or Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding shall have given written notice thereof to the Trustee;

        (5) the entry of a decree or order by a court having jurisdiction over the Company for relief in respect of the Company under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

        (6) the filing by the Company of a petition or answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or the failure of the Company generally to pay its debts as such debts become due, or the taking of corporate action by the Company to effectuate any such action;

then and in each and every such case, unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of a majority in aggregate principal amount of the Notes then outstanding, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of all the Notes to be due and payable immediately and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. This provision, however, is subject to the condition that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided and prior to the mailing to the Trustee by the Mortgage Trustee of a firm, valid and unconditional notice to the Trustee of the acceleration of all of the first mortgage bonds issued and outstanding under the First Mortgage, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all of the Notes and the principal of and any premium on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest, to the extent that payment of such interest is enforceable under applicable law, and on such principal and applicable premium at the rate borne by the Notes to the date of such payment or deposit) and all sums paid or advanced by the Trustee hereunder, the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 9.06 hereof, and any and all defaults under this Indenture, other than the non-payment of principal of and accrued interest on Notes which shall have become due solely by acceleration of maturity, shall have been cured or waived (including any defaults under the First Mortgage, as evidenced by notice thereof from the Mortgage Trustee to the Trustee) -- then and in every such case such payment or deposit shall cause an automatic waiver of the Event of Default and its consequences and shall cause an automatic rescission and annulment of the acceleration of the Notes; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

    (b) If the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceeding had been taken.

    SECTION 8.02.  PAYMENT OF NOTES ON DEFAULT; SUIT THEREFOR.

    (a) The Company covenants that in case of:

        (1) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

        (2) default in the payment of the principal of or any premium on any of the Notes as and when the same shall have become due and payable whether at the stated maturity thereof, upon redemption thereof (provided that such redemption is not conditioned upon the deposit of sufficient moneys for such redemption), upon declaration of acceleration or otherwise.

then, upon demand of the Trustee, the Company shall pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount that then shall have so become due and payable on all such Notes for principal and any premium or interest, or both, as the case may be, with interest upon the overdue principal and any premium and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes; and, in addition thereto, such further amounts as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee, its agents, attorneys and counsel, any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith, and any other amounts due the Trustee under Section 9.06 hereof.

    (b) If the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, including, prior to the Release Date, to exercise any rights to that end it may have as a holder of Senior Note First Mortgage Bonds, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on such series of Notes wherever situated, the moneys adjudged or decreed to be payable.

    (c) If there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under the United States Bankruptcy Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any similar judicial proceedings relative to the Company or other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to this Section 8.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and any premium and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including, prior to the Release Date, any claims of the Trustee as holder of Senior Note First Mortgage Bonds and including any amounts due to the Trustee under Section 9.06 hereof) and of the Holders of Notes allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses.

    (d) All claims and rights of action under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Notes in respect of which such action was taken.

    (e) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent or to accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

    SECTION 8.03. APPLICATION OF MONEYS COLLECTED BY TRUSTEE. Any moneys collected by the Trustee with respect to any of the Notes pursuant to this Article shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid.

    FIRST: To the payment of all amounts due to the Trustee pursuant to Section 9.06;

    SECOND: If the principal of the outstanding Notes in respect of which such moneys have been collected shall not have become due and be unpaid, to the payment of interest on the Notes, in the order of the maturity of the installments of such interest, with interest (to the extent allowed by law and to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto, and then to the payment to the Holders entitled thereto of the unpaid principal of and applicable premium on any of the Notes which shall have become due (other than Notes previously called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), whether at stated maturity or by redemption, in the order of their due dates, beginning with the earliest due date, and if the amount available is not sufficient to pay in full all Notes due on any particular date, then to the payment thereof ratably, according to the amounts of principal and applicable premium due on that date, to the Holders entitled thereto, without any discrimination or privilege.

    THIRD: If the principal of the outstanding Notes in respect of which such moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Notes for principal and any premium and interest thereon, with interest on the overdue principal and any premium and (to the extent allowed by law and to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Notes, then to the payment of such principal and any premium and interest without preference or priority of principal and any premium over interest, or of interest over principal and any premium or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and any premium and accrued and unpaid interest; and

    FOURTH:   to  the payment of  the remainder, if  any, to the  Company or its successors or assigns, or to whomsoever may lawfully be entitled to the same, or as a court of competent jurisdiction may determine.

    SECTION 8.04.  PROCEEDINGS BY NOTEHOLDERS.

    (a) No Holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default with respect to such Note and of the continuance thereof, as hereinabove provided, and unless also Noteholders of a majority in aggregate principal amount of the Notes then outstanding affected by such Event of Default shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

    (b) Notwithstanding any other provision in this Indenture, however, the rights of any Holder of any Note to receive payment of the principal of and any premium and interest on such Note, on or after the respective due dates expressed in such Note or on the applicable redemption date, or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

    SECTION 8.05. PROCEEDINGS BY TRUSTEE. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture, including, prior to the Release Date, its rights as holder of the Senior Note First Mortgage Bonds, by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted to it under this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

    SECTION 8.06. REMEDIES CUMULATIVE AND CONTINUING. All powers and remedies given by this Article Eight to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any powers and remedies hereof or of any other powers and remedies available to the Trustee or the Holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes in exercising any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to Section 8.04, every power and remedy given by this Article Eight or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

    SECTION 8.07. DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF NOTEHOLDERS. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided that with respect to any direction to the Trustee in connection with Senior Note First Mortgage Bonds, Holders of a majority in aggregate principal amount of the Notes the payment of the interest on and principal of which Notes are secured by such Senior Note First Mortgage Bonds shall have the right to provide directions to the Trustee and Holders of no other Notes shall be entitled to provide directions to the Trustee; provided, further, that (subject to Section 9.01) the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers shall determine that the action or proceeding so directed would involve the Trustee in personal liability or would be unduly prejudicial to the rights of Noteholders not joining in such directions. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of all of the Holders of the Notes waive any past default or Event of Default hereunder and its consequences except a default in the payment of principal of or any premium or interest on the Notes. Upon any such waiver the Company, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 8.07, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing.

    SECTION 8.08. NOTICE OF DEFAULT. The Trustee shall, within 90 days after the occurrence of a default, give to all Holders of the Notes, in the manner provided in section 15.10, notice of such default, unless such default shall have been cured before the giving of such notice, the term "default" for the purpose of this Section 8.08 being hereby defined to be any event which is or after notice or lapse of time or both would become an Event of Default; provided that, except in the case of default in the payment of the principal of or any premium or interest on any of the Notes, or in the payment of any sinking or purchase fund installments, the Trustee shall be protected in withholding such notice if and so long as its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers in good faith determines that the withholding of such notice is in the interests of the Holders of the Notes. The Trustee shall not be charged with knowledge of any Event of Default unless a responsible officer of the Trustee assigned to the corporate trustee department of the Trustee shall have actual knowledge of such Event of Default.

    SECTION 8.09. UNDERTAKING TO PAY COSTS. All parties to this Indenture agree, and each Holder of any Note by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but this Section 8.09 shall not apply to any suit instituted by the Trustee, or to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of the Notes outstanding, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or any premium or interest on any Note on or after the due date expressed in such Note or the applicable redemption date.

                                  ARTICLE IX.

                             CONCERNING THE TRUSTEE

    SECTION 9.01.  DUTIES AND RESPONSIBILITIES OF TRUSTEE.

    (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. If an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

    (b) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

        (1) prior to the occurrence of any Event of Default and after the curing or waiving of all Events of Default which may have occurred

           (A) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

           (B) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

        (2) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

        (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with Section 8.07 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

    SECTION 9.02.  RELIANCE  ON DOCUMENTS, OPINIONS, ETC.   Except as  otherwise
provided in Section 9.01:

    (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

    (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof is herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

    (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

    (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders, pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by such exercise;

    (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

    (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, note or other paper or document, unless requested in writing to do so by the Holders of at least a majority in principal amount of the then outstanding Notes; provided that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding;

    (g) no provision of this Indenture shall require the Trustee to extend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

    (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents or attorneys; provided that the Trustee shall not be liable for the conduct or acts of any such agent or attorney that shall have been appointed in accordance herewith with due care.

    SECTION 9.03. NO RESPONSIBILITY FOR RECITALS, ETC. The recitals contained herein and in the Notes (except in the certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with this Indenture. The Trustee shall not be responsible for recording or filing this Indenture, any supplemental indenture, or any financing or continuation statement in any public office at any time or times.

    SECTION 9.04. TRUSTEE, AUTHENTICATING AGENT, PAYING AGENT OR REGISTRAR MAY OWN NOTES. The Trustee and any Authenticating Agent or paying agent in its individual or other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, Authenticating Agent or paying agent.

    SECTION 9.05. MONEYS TO BE HELD IN TRUST. Subject to Section 5.04, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee may allow and credit to the Company interest on any money received hereunder at such rate, if any, as may be agreed upon by the Company and the Trustee from time to time as may be permitted by law.

    SECTION 9.06. COMPENSATION AND EXPENSES OF TRUSTEE. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any law in regard to the compensation of a trustee of an express trust), and the Company shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and agents, including any Authenticating Agents, and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability. The obligations of the Company under this Section 9.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of any particular Notes.

    SECTION 9.07. OFFICERS' CERTIFICATE AS EVIDENCE. Whenever in the administration of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to the taking, suffering or omitting of any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under this Indenture in reliance thereon.

    SECTION 9.08. CONFLICTING INTEREST OF TRUSTEE. The Trustee shall be subject to and shall comply with the provisions of Section 310 of the TIA; provided that, to the extent permitted by law, Boatmen's First National Bank of Oklahoma shall not be deemed to have a conflicting interest for purposes of
Section 310(b) of the TIA because of its capacity as trustee under the First Mortgage. Nothing in this Indenture shall be deemed to prohibit the Trustee or the Company from making any application permitted pursuant to such section.

    SECTION 9.09. EXISTENCE AND ELIGIBILITY OF TRUSTEE. There shall at all times be a Trustee hereunder which Trustee shall at all times be a corporation organized and doing business under the laws of the United States or any State thereof or of the District of Columbia (or a corporation or other Person permitted to act as trustee by the Commission), subject to supervision or examination by such bodies and authorized under such laws to exercise corporate trust powers and having a combined capital and surplus of at least $150,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid authority, then for the purposes of this Section 9.09, the combined capital and surplus shall be deemed to be as set forth in its most recent report of condition so published. No obligor upon the Notes or Person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with this Section 9.09, the Trustee shall resign immediately in the manner and with the effect specified in
Section 9.10 hereof.

    SECTION 9.10.  RESIGNATION OR REMOVAL OF TRUSTEE.

    (a) Pursuant to the provisions of this Article, the Trustee may at any time resign and be discharged of the trusts created by this Indenture by giving written notice to the Company specifying the day upon which such resignation shall take effect, and such resignation shall take effect immediately upon the later of the appointment of a successor trustee and such day.

    (b) Any Trustee may be removed at any time by an instrument or concurrent instruments in writing filed with such Trustee and signed and acknowledged by the Holders of a majority in principal amount of the then outstanding Notes or by their attorneys in fact duly authorized.

    (c) So long as no Event of Default has occurred and is continuing, and no event has occurred and is continuing that, with the giving of notice or the lapse of time or both, would become an Event of Default, the Company may remove any Trustee upon written notice to the Holder of each Note outstanding and the Trustee.

    (d) If at any time (1) the Trustee shall cease to be eligible in accordance with Section 9.09 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, (2) the Trustee shall fail to comply with Section 9.08 hereof after written request therefor by the Company or any such Holder, or (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Trustee may be removed forthwith by an instrument or concurrent instruments in writing filed with the Trustee and either:

        (1) signed by the President or any Vice President of the Company and attested by the Secretary or an Assistant Secretary of the Company; or

        (2) signed and acknowledged by the Holders of a majority in principal amount of outstanding Notes or by their attorneys in fact duly authorized.

    (e) Any resignation or removal of the Trustee shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 9.11.

    SECTION 9.11.  APPOINTMENT OF SUCCESSOR TRUSTEE.

    (a) If at any time the Trustee shall resign or be removed, the Company, by a Board Resolution, shall promptly appoint a successor Trustee.

    (b) The Company shall provide written notice of its appointment of a Successor Trustee to the Holder of each Note outstanding following any such appointment.

    (c) If  no appointment  of a  successor Trustee  shall be  made pursuant  to
Section 9.11(a) within 60 days after appointment shall be required, any Noteholder or the resigning Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Said court may thereupon after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

    (d) Any Trustee appointed under this Section 9.11 as a successor Trustee shall be a bank or trust company eligible under Section 9.09 and qualified under
Section 9.08.

    SECTION 9.12.  ACCEPTANCE BY SUCCESSOR TRUSTEE.

    (a) Any successor Trustee appointed as provided in Section 9.11 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to Section 9.06, execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act, including all right, title, and interest in the Senior Note First Mortgage Bonds. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to Section 9.06.

    (b) No  successor  Trustee shall  accept  appointment as  provided  in  this
Section 9.12 unless at the time of such acceptance such successor Trustee shall be qualified under Section 9.08 and eligible under Section 9.09.

    (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 9.12, the successor Trustee shall mail notice of its succession hereunder to all Holders of Notes as the names and addresses of such Holders appear on the registry books.

    SECTION 9.13.  SUCCESSION BY MERGER, ETC.

    (a) Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such corporation shall be otherwise qualified and eligible under this Article.

    (b) If at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificates of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

    SECTION 9.14.  LIMITATIONS ON RIGHTS OF TRUSTEE AS A CREDITOR.

    The  Trustee shall be subject  to, and shall comply  with, the provisions of
Section 311 of the TIA.

    SECTION 9.15.  AUTHENTICATING AGENT.

    (a) There may be one or more Authenticating Agents appointed by the Trustee with the written consent of the Company, with power to act on its behalf and subject to the direction of the Trustee in the authentication and delivery of Notes in connection with transfers and exchanges under Sections 2.06, 2.07, 2.08, 2.13, 3.03, and 13.04, as fully to all intents and purposes as though such Authenticating Agents had been expressly authorized by those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by any Authenticating Agent pursuant to this Section 9.15 shall be deemed to be the authentication and delivery of such Notes "by the Trustee." Any such Authenticating Agent shall be a bank or trust company or other Person of the character and qualifications set forth in Section 9.09.

    (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 9.15, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

    (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 9.15, the Trustee may, with the written consent of the Company, appoint a successor Authenticating Agent, and upon so doing shall give written notice of such appointment to the Company and shall mail, in the manner provided in Section 15.10, notice of such appointment to the Holders of Notes.

    (d) The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services, and the Trustee shall be entitled to be reimbursed for such payments, in accordance with Section 9.06.

    (e) Sections 9.02, 9.03, 9.06, 9.07 and 9.09 shall be applicable to any Authenticating Agent.

                                   ARTICLE X.

                           CONCERNING THE NOTEHOLDERS

    SECTION 10.01. ACTION BY NOTEHOLDERS. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Notes may take any action, the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Noteholders in person or by agent or proxy appointed in writing, (b) by the record of such Noteholders voting in favor thereof at any meeting of Noteholders duly called and held in accordance with Article Eleven hereof, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders.

    SECTION 10.02.  PROOF OF EXECUTION BY NOTEHOLDERS.

    (a) Subject to Sections 9.01, 9.02 and 11.05 hereof, proof of the execution of any instruments by a Noteholder or the agent or proxy for such Noteholder shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Notes shall be proved by the register for the Notes maintained by the Trustee.

    (b) The record of any Noteholders' meeting shall be proven in the manner provided in Section 11.06.

    SECTION 10.03.  WHO DEEMED ABSOLUTE OWNERS.  Subject to Sections 2.04(f) and
10.01 hereof, the Company, the Trustee, any paying agent and any Authenticating Agent shall deem the person in whose name any Note shall be registered upon the register for the Notes to be, and shall treat such person as, the absolute owner of such Note (whether or not such Note shall be overdue) for the purpose of receiving payment of or on account of the principal and premium, if any, and interest on such Note, and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon any such Note to the extent of the sum or sums so paid.

    SECTION 10.04. COMPANY-OWNED NOTES DISREGARDED. In determining whether the Holders of the requisite aggregate principal amount of outstanding Notes have concurred in any direction, consent or waiver under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Notes which the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith to third parties may be regarded as outstanding for the purposes of this Section 10.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to take action with respect to such Notes and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

    SECTION 10.05. REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND. Except as may be otherwise required in the case of a Global Note by the applicable rules and regulations of the Depositary, at any time prior to the taking of any action by the Holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note, which has been included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at the corporate trust office of the Trustee and upon proof of ownership as provided in Section 10.02(a), revoke such action so far as it concerns such Note. Except as aforesaid, any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange, substitution or upon registration of transfer therefor, irrespective of whether or not any notation thereof is made upon such Note or such other Notes.

    SECTION 10.06. RECORD DATE FOR NOTEHOLDER ACTS. If the Company shall solicit from the Noteholders any request, demand, authorization, direction, notice, consent, waiver or other act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Noteholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after the record date, but only the Noteholders of record at the close of business on the record date shall be deemed to be Noteholders for the purpose of determining whether Holders of the requisite aggregate principal amount of outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the outstanding Notes shall be computed as of the record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other act by the Noteholders on the record date shall be deemed effective unless it shall become effective pursuant to this Indenture not later than six months after the record date. Any such record date shall be 30 days prior to the date of the solicitation to the Noteholders by the Company.

                                  ARTICLE XI.

                              NOTEHOLDERS' MEETING

    SECTION  11.01.   PURPOSES OF  MEETINGS.   A meeting  of Noteholders  may be
called at any time and from time to time pursuant to this Article Eleven for any of the following purposes:

    (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to Article Eight;

    (b) to remove the Trustee pursuant to Article Nine;

    (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to Section 13.02; or

    (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes, as the case may be, under any other provision of this Indenture or under applicable law.

    SECTION 11.02. CALL OF MEETINGS BY TRUSTEE. The Trustee may at any time call a meeting of Holders of Notes to take any action specified in Section 11.01, to be held at such time and at such place as the Trustee shall determine. Notice of every such meeting of Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of the Notes that may be affected by the action proposed to be taken at such meeting in the manner provided in Section
15.10. Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for such meeting.

    SECTION 11.03. CALL OF MEETINGS BY COMPANY OR NOTEHOLDERS. If at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 11.01, by giving notice thereof as provided in Section 11.02.

    SECTION 11.04. QUALIFICATIONS FOR VOTING. To be entitled to vote at any meetings of Noteholders a Person shall (a) be a Holder of one or more Notes affected by the action proposed to be taken or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more such Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

    SECTION 11.05.  REGULATIONS.

    (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

    (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by the Noteholders as provided in Section 11.03, in which case the Company or Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by the Holders of a majority in aggregate principal amount of the Notes present in person or by proxy at the meeting.

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
    (c) Subject to Section 10.04, at any meeting each Noteholder or proxy shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by such Noteholder; provided that no vote shall be cast or counted at any meeting in respect of any Note ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by such chairman or instruments in writing as aforesaid duly designating such chairman as the person to vote on behalf of other Noteholders. At any meeting of Noteholders duly called pursuant to Section
11.02 or 11.03, the presence of persons holding or representing Notes in an aggregate principal amount sufficient to take action on any business for the transaction for which such meeting was called shall constitute a quorum. Any meeting of Noteholders duly called pursuant to Section 11.02 or 11.03 may be adjourned from time to time by the Holders of a majority in aggregate principal amount of the Notes present in person or by proxy at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

    SECTION 11.06. VOTING. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Notes or of their representatives by proxy and the principal amount of Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of such meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
Section 11.02. The record shall show the aggregate principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee and the Trustee shall have the ballots taken at the meeting attached to such duplicate. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

    SECTION 11.07. RIGHTS OF TRUSTEE OR NOTEHOLDERS NOT DELAYED. Nothing in this Article Eleven shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders of Notes under any of the provisions of this Indenture or of the Notes.

                                  ARTICLE XII.

              CONSOLIDATION, MERGER, SALE, TRANSFER OR CONVEYANCE

    SECTION 12.01. COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS. The Company shall not consolidate with or merge into any other corporation or sell, transfer or otherwise convey to any Person all or substantially all of its assets unless the corporation formed by such consolidation or into which the Company is merged or the Person to which all or substantially all of the assets are sold, transferred or otherwise conveyed (a) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium and interest on all of the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and (b) if such consolidation, merger, transfer, sale or other conveyance occurs prior to the Release Date, shall expressly assume, by an indenture supplemental to the First Mortgage, executed and delivered to the Trustee and the Mortgage Trustee, in form satisfactory to the Trustee and the Mortgage Trustee, the due and punctual payment of the principal of and premium and interest on all of the Senior Note First Mortgage Bonds and the performance of every covenant of the First Mortgage on the part of the Company to be performed or observed. For purposes of this Article Twelve, the phrase "ALL OR

SUBSTANTIALLY ALL OF ITS ASSETS" shall mean 50% or more of the total assets of the Company as shown on the balance sheet as of the end of the calendar year immediately preceding the day of the year in which such determination is made and nothing in this Indenture shall prevent or hinder the Company from selling, transferring or otherwise conveying during any calendar year (in one transaction or a series of transactions) less than 50% of the amount of its total assets as shown on the balance sheet of the Company as of the end of the immediately preceding calendar year.

    SECTION 12.02. SUCCESSOR CORPORATION SUBSTITUTED. Upon any consolidation or merger, or any sale, transfer or conveyance of all or substantially all of the assets of the Company in accordance with Section 12.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein and the Company shall be released from all obligations hereunder.

                                 ARTICLE XIII.

                            SUPPLEMENTAL INDENTURES

    SECTION 13.01.  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.

    (a) The Company, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

        (1) to make such provision in regard to matters or questions arising under this Indenture as may be necessary or desirable, and not inconsistent with this Indenture or prejudicial to the interests of the Holders for the purpose of supplying any omission, curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision;

        (2) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Note outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or such change or elimination is applicable only to Notes issued after the effective date of such change or elimination;

        (3) to establish the form of Notes as permitted by Section 2.01 or to establish or reflect any terms of any Note determined pursuant to Section
    2.05 hereof;

        (4) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Notes;

        (5) to grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers or authority;

        (6) to permit the Trustee to comply with any duties imposed upon it by law;

        (7) to specify further the duties and responsibilities of, and to define further the relationships among the Trustee, any Authenticating Agent and any paying agent;

        (8) to add to the covenants of the Company for the benefit of the Holders, to add to the security for the Notes or to surrender a right or power conferred on the Company herein; and

        (9) to make any other change that is not prejudicial to the Trustee or the Holders.

    (b) The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

    (c) Any supplemental indenture authorized by this Section 13.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 13.02.

    SECTION 13.02.  SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS.

    (a) With the consent (evidenced as provided in Section 10.01 hereof) of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Noteholders; provided that no such supplemental indenture shall:

        (1) change the maturity date of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or change the coin or currency in which the principal of any Note or any premium or interest thereon is payable, or change the date on which any Note may be redeemed or adversely affect the rights of the Noteholders to institute suit for the enforcement of any payment of principal of or any premium or interest on any Note, or impair the security interest hereunder in the Senior Note First Mortgage Bonds, or prior to the Release Date, reduce the principal amount of Senior Note First Mortgage Bonds securing the Notes to an amount less than the principal amount of the Notes or alter the payment provisions of such Senior Note First Mortgage Bonds in a manner adverse to the Holders of the Notes, in each case without the consent of the Holder of each Note so affected; or

        (2) modify this Section 13.02(a) or reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture or to reduce the percentage of Notes, the Holders of which are required to waive Events of Default, in each case, without the consent of the Holders of all of the Notes then outstanding.

    (b) Upon the request of the Company, accompanied by a copy of the Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

    (c) It shall not be necessary for the consent of the Holders of Notes under this Section 13.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

    (d) Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to this Section 13.02, the Trustee shall give notice in the manner provided in Section 15.10, setting forth in general terms the substance of such supplemental indenture, to all Noteholders. Any failure of the Trustee to give such notice or any defect therein shall not, however, in any way impair or affect the validity of any such supplemental indenture.

    SECTION 13.03.  COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF  SUPPLEMENTAL
INDENTURES. Any supplemental indenture executed pursuant to this Article Thirteen shall comply with the TIA. Upon the execution of any supplemental indenture pursuant to this Article Thirteen, the Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the

Trustee, the Company and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

    SECTION 13.04. NOTATION ON NOTES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Thirteen may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as approved by the Trustee and the Board of Directors with respect to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Notes then outstanding.

    SECTION 13.05. EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TRUSTEE. The Trustee, subject to Sections 9.01 and 9.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article XIII.

                                  ARTICLE XIV.

        IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS

    SECTION 14.01. INDENTURE AND NOTES SOLELY CORPORATE OBLIGATIONS. No recourse for the payment of the principal of or any premium or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company, contained in this Indenture or in any supplemental indenture, or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Notes.

                                  ARTICLE XV.

                            MISCELLANEOUS PROVISIONS

    SECTION 15.01.    PROVISIONS  BINDING  ON COMPANY'S  SUCCESSORS.    All  the
covenants, stipulations, promises and agreements made by the Company in this Indenture shall bind its successors and assigns whether so expressed or not.

    SECTION 15.02. OFFICIAL ACTS BY SUCCESSOR CORPORATION. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful successor of the Company.

    SECTION 15.03.  NOTICES.

    (a) Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Noteholders on the Company may be given or served by being deposited postage prepaid in a post office letter box addressed (until another address is filed by the Company with the Trustee) at the principal executive offices of the Company, to the attention of the Secretary. Any notice, direction, request or demand by any Noteholder, the Company or the Mortgage

Trustee to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the corporate trust
office of the Trustee, Attention:             .

    (b) The Company shall provide any notices required under this Indenture by publication, but only to the extent that such publication is required by the TIA, the rules and regulations of the Commission or any securities exchange upon which any series of Notes is listed.

    SECTION 15.04. GOVERNING LAW. This Indenture and each Note shall be deemed to be a contract made under the laws of the State of Oklahoma, and for all purposes shall be construed in accordance with the laws of said State.

    SECTION 15.05.  EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

    (a) Upon any application or demand by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

    (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates delivered pursuant to Section
6.06 hereof) shall include (1) a statement that each Person making such certificate or opinion has read such covenant or condition and the definitions relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

    (c) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

    (d) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel delivered under the Indenture may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such person knows, or in the exercise of reasonable care should know, that the certificate or opinion of representations with respect to such matters are erroneous. Any opinion of counsel delivered hereunder may contain standard exceptions and qualifications satisfactory to the Trustee.

    (e) Any certificate, statement or opinion of any officer of the Company, or of counsel, may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an independent public accountant or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinions or representations with respect to the accounting matters upon which the certificate, statement or opinion of such officer or counsel may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any firm of independent public accountants filed with the Trustee shall contain a statement that such firm is independent.

    (f) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

    SECTION  15.06.    BUSINESS DAYS.    Unless otherwise  provided  pursuant to
Section 2.05(c), in any case where the date of maturity of the principal of or any premium or interest on any Note or the date fixed for redemption of any Note is not a Business Day, then payment of such principal or any premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and affect as if made on the date of maturity or the date fixed for redemption, and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of the Note is required to be paid.

    SECTION 15.07. TRUST INDENTURE ACT TO CONTROL. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the TIA, such required provision of the TIA shall govern.

    SECTION 15.08. TABLE OF CONTENTS, HEADINGS, ETC. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

    SECTION 15.09.  EXECUTION IN COUNTERPARTS.   This Indenture may be  executed
in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

    SECTION 15.10. MANNER OF MAILING NOTICE TO NOTEHOLDERS. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or the Company to or on the Holders of Notes, as the case may be, shall be given or served by first-class mail, postage prepaid, addressed to the Holders of such Notes at their last addresses as the same appear on the register for the Notes referred to in Section 2.06, and any such notice shall be deemed to be given or served by being deposited in a post office letter box in the form and manner provided in this Section 15.10. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice to any Holder by mail, then such notification to such Holder as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

    IN WITNESS WHEREOF, OKLAHOMA GAS AND ELECTRIC COMPANY has caused this Indenture to be signed and acknowledged by one of its Vice Presidents, and attested by its Secretary, and Boatmen's

First National Bank of Oklahoma has caused this Indenture to be signed and acknowledged by one of its Vice Presidents, and attested by one of its Assistant Secretaries, as of the day and year first written above.

                                        OKLAHOMA GAS AND ELECTRIC COMPANY

                                        By ------------------------------------
ATTEST:                                              VICE PRESIDENT

  ------------------------------------
               SECRETARY

                                        BOATMEN'S FIRST NATIONAL BANK OF
                                        OKLAHOMA, AS TRUSTEE

                                                           BY
                                        ----------------------------------------
                                                     VICE PRESIDENT
ATTEST:

  ------------------------------------
          ASSISTANT SECRETARY

                                   EXHIBIT A
                              FORM OF GLOBAL NOTE

                             PRIOR TO RELEASE DATE

REGISTERED                                                            REGISTERED

    THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       OKLAHOMA GAS AND ELECTRIC COMPANY
                        SENIOR NOTE, SERIES

CUSIP:                                  NUMBER:

ORIGINAL ISSUE DATE(S):                 PRINCIPAL AMOUNT(S):

INTEREST RATE:                          MATURITY DATE:

    OKLAHOMA GAS AND ELECTRIC COMPANY, a corporation of the State of Oklahoma (the "COMPANY"), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of

                                                                     DOLLARS

on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date (or if this Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which that Original Issue Date is applicable) set forth above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on
the           and          in each  year, commencing on  the first such Interest
Payment Date succeeding the applicable Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Global Note is paid on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such
interest, which shall be  the          or           , as the  case may be,  next
preceding such Interest Payment Date; provided that the first Interest Payment Date for any part of any Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (as defined below), any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days or fewer than ten days prior to such Special Record Date. On or before 10:00 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which such payment of interest is due on this Global Note (other than Maturity), the Trustee shall pay to the Depositary such interest in same day funds. On or before 10:00 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which principal, interest payable at Maturity and premium, if any, is due on this Global Note, the Trustee shall deposit with the Depositary the amount equal to the principal, interest payable at Maturity and premium, if any, by wire transfer into the account specified by the Depositary. As a condition to the payment, at Maturity or upon redemption, of any part of the principal and applicable premium of this Global Note, the Depositary shall surrender, or cause to be surrendered, this Global Note to the Trustee, whereupon a new Global Note shall be issued to the Depositary.

    This Global Note is a global security in respect of a duly authorized issue of Senior Notes, Series (the "NOTES", which term includes any Global Notes representing such Notes) of the Company issued and to be issued under an
Indenture  dated as of               , 199 (the "INDENTURE") between the Company
and Boatmen's First National Bank of Oklahoma, as trustee (the "TRUSTEE", which term includes any successor Trustee under the Indenture) to which Indenture and all Indentures supplemental thereto reference is hereby made for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Global Note has been issued in respect of the series designated on the first page hereof,
limited in aggregate principal amount to $      .

    Prior to the Release Date (as hereinafter defined), the Notes will be secured by first mortgage bonds (the "SENIOR NOTE FIRST MORTGAGE BONDS" pledged by the Company to the Trustee for the benefit of the Holders of the Notes, issued under the Trust Indenture, dated as of February 1, 1945, from the Company to Boatmen's First National Bank of Oklahoma, as successor trustee to First Interstate Bank of Oklahoma, N.A.(the "MORTGAGE TRUSTEE"), as supplemented and modified (the "FIRST MORTGAGE") pursuant to the Supplemental Indenture dated
                 . Reference is made to the First Mortgage for a description of property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the first mortgage bonds under the First Mortgage and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Senior Note First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.

    FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN SENIOR NOTE FIRST MORTGAGE BONDS) ISSUED UNDER THE INDENTURE HAVE BEEN RETIRED THROUGH PAYMENT OR REDEMPTION (INCLUDING THOSE FIRST MORTGAGE BONDS "DEEMED TO BE PAID" WITHIN THE MEANING

OF THAT TERM AS USED IN ARTICLE X OF THE FIRST MORTGAGE) AT, BEFORE OR AFTER THE MATURITY THEREOF (THE "RELEASE DATE"), THE SENIOR NOTE FIRST MORTGAGE BONDS SHALL CEASE TO SECURE THE PAYMENT OF THE PRINCIPAL OF AND INTEREST ON THE NOTES.

    Each Note shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date or Dates. Each Note or Global
Note issued upon transfer, exchange or substitution of such Note or Global Note shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Note or Global Note, as the case may be.

    [As applicable, one of the following two sentences: This Global Note may not
be redeemed prior to             , 19 . This Global Note is not redeemable prior
to  the Maturity Date set forth on the first page hereof.] [If applicable: On or
after               ,  , this Global Note is  redeemable in whole or in part  in increments of $1,000 (provided that any remaining principal amount of this Global Note shall be at least $100,000) at the option of the Company at the following redemption prices (expressed as a percentage of the principal amount to be redeemed) plus accrued interest to the redemption date:

           Redemption Periods                      Redemption Prices
           ------------------                      -----------------

Notice of redemption will be given by mail to Holders of Notes not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Global Note in part only, a new Global Note or Notes of like tenor and series for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.]

    Interest payments for this Global Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or date on which the principal of this Global Note is required to be paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or date on which the principal of this Global Note is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Global Note is required to be paid.

    The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

    If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Global Note shall be conclusive and binding upon such Holder and upon all future Holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

    As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

    No reference herein to the Indenture and to provisions of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Note at the times, places and rates and the coin or currency prescribed in the Indenture.

    As provided in the Indenture and subject to certain limitations therein set forth, this Global Note may be transferred only as permitted by the legend hereto.

    If at any time the Depositary for this Global Note notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary for this Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Global Note. If a successor Depositary for this Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue this Note in global form shall no longer be effective with respect to this Global Note and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for this Global Note, will authenticate and deliver individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Global Note.

    The Company may at any time and in its sole discretion determine that all Notes (but not less than all) issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for such Global Note, shall authenticate and deliver, individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

    Under certain circumstances specified in the Indenture, the Depositary may be required to surrender any two or more Global Notes which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal or amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered thereto and that shall indicate all Original Issue Dates and the principal amount applicable to each such Original Issue Date.

    The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of Oklahoma.

    Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Global Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

    All terms used in this Global Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                         OKLAHOMA GAS AND ELECTRIC COMPANY

Dated:                                   By:
                                         --------------------------------------

                                         Title:
                                         ------------------------------------

                                         Attest:
                                         ------------------------------------

                                         Title:
                                         ------------------------------------

         TRUSTEE'S CERTIFICATE
           OF AUTHENTICATION

This Note is  one of the  Notes of  the
series  herein designated, described or
provided for  in  the  within-mentioned
Indenture.

BOATMEN'S FIRST NATIONAL BANK
 OF OKLAHOMA, AS TRUSTEE

                  By:
---------------------------------------
          AUTHORIZED OFFICER

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT

                                        MIN   ACT  --                Custodian
                                        ------------------
                                         --------------------------
                                        (Cust)                   (Minor)

TEN ENT -- as tenants by the
 entireties                             Under Uniform Gifts to Minors

JT TEN -- as joint tenants with right
 of survivorship and not as tenants in
 common
                                        --------------------------------------
                                        State

                   Additional abbreviations may also be used
                         though not in the above list.

                                 --------------

               FOR VALUE RECEIVED the undersigned hereby sell(s),
                         assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Please print or typewrite name and address
                     including postal zip code of assignee

--------------------------------------
the  within   note  and   all   rights
thereunder, hereby irrevocably
constituting and appointing
                        attorney to
transfer said note on the books of the
Company,    with    full    power   of
substitution in the premises.

Dated:
------------------------

                                          --------------------------------------
                                          NOTICE:   The   signature   to    this
                                          assignment  must  correspond  with the
                                          name as written upon  the face of  the
                                          within instrument in every particular,
                                          without  alteration or  enlargement or
                                          any change whatever.

                                   EXHIBIT B
                                  FORM OF NOTE

                             PRIOR TO RELEASE DATE

REGISTERED                                                            REGISTERED

                       OKLAHOMA GAS AND ELECTRIC COMPANY
                        SENIOR NOTE, SERIES

CUSIP:                                  PRINCIPAL AMOUNT:

ORIGINAL ISSUE DATE:                    MATURITY DATE:

INTEREST RATE:                          NUMBER:

    OKLAHOMA GAS AND ELECTRIC COMPANY, a corporation of the State of Oklahoma (the "COMPANY"), for value received hereby promises to pay to or registered assigns, the principal sum of
                                                                  DOLLARS

on the Maturity  Date set  forth above,  and to  pay interest  thereon from  the
Original Issue Date set forth above or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on
and           in each year,  commencing on the first  such Interest Payment Date succeeding the Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Note is paid in full on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note is registered at the close of business on the
Regular Record Date for such interest, which shall be the          or          ,
as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, further, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (referred to on the reverse hereof), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days nor fewer than ten days prior to such Special Record Date. Principal, applicable premium and interest due at the maturity of this Note shall be payable in immediately available funds when due upon presentation and surrender of this Note at the corporate trust office of the Trustee or at the authorized office of any paying agent in the Borough of Manhattan, the City and State of New York. Interest on this Note (other than interest payable at Maturity) shall be paid by check in clearinghouse funds to the Holder as its name appears on the register; provided that if the Trustee receives a written request from any Holder of Notes, the aggregate principal amount of all of which having the same Interest Payment Date equals or exceeds $10,000,000, on or prior to the applicable Regular Record Date, interest shall be paid by wire transfer of immediately available funds to a bank within the continental United States or by direct deposit into the account of such Holder if such account is maintained with the Trustee or any paying agent.

    REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

    Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                         OKLAHOMA GAS AND ELECTRIC COMPANY

Dated:                                   By:
                                         ---------------------------------------

                                         Title:
                                         --------------------------------------

                                         Attest:
                                         -------------------------------------

                                         Title:
                                         --------------------------------------

         TRUSTEE'S CERTIFICATE
           OF AUTHENTICATION

This Note is  one of the  Notes of  the
series  herein designated, described or
provided for  in  the  within-mentioned
Indenture.

BOATMEN'S FIRST NATIONAL BANK
 OF OKLAHOMA, AS TRUSTEE

                  By:
---------------------------------------
          AUTHORIZED OFFICER

                           [FORM OF REVERSE OF NOTE]
                       OKLAHOMA GAS AND ELECTRIC COMPANY
                              SENIOR NOTE, SERIES

    This Note is one of a duly authorized issue of Senior Notes, Series (the "NOTES") of the Company issued and to be issued under an Indenture dated as of
            , 199 (the "INDENTURE") between the Company and Boatmen's First National Bank of Oklahoma, as trustee (the "TRUSTEE", which term includes any successor Trustee under the Indenture) to which Indenture and all Indentures supplemental thereto reference is hereby made for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal amount to
$       .

    Prior to the Release Date (as hereinafter defined), the Notes are secured by first mortgage bonds (the "SENIOR NOTE FIRST MORTGAGE BONDS") PLEDGED BY THE COMPANY TO THE TRUSTEE FOR THE BENEFIT OF THE HOLDERS OF THE NOTES, ISSUED UNDER THE TRUST INDENTURE, DATED AS OF FEBRUARY 1, 1945, FROM THE COMPANY TO BOATMEN'S FIRST NATIONAL BANK OF OKLAHOMA, AS SUCCESSOR TRUSTEE TO FIRST INTERSTATE BANK OKLAHOMA, N.A. (THE "MORTGAGE TRUSTEE"), as supplemented and modified (the "FIRST MORTGAGE") pursuant to the Supplemental Indenture dated
                 . Reference is made to the First Mortgage for a description of property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the first mortgage bonds under the First Mortgage and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee and the terms and conditions upon which the Senior Note First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.

    FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN SENIOR NOTE FIRST MORTGAGE BONDS) ISSUED UNDER THE INDENTURE HAVE BEEN RETIRED THROUGH PAYMENT OR REDEMPTION (INCLUDING THOSE FIRST MORTGAGE BONDS "DEEMED TO BE PAID" WITHIN THE MEANING OF THAT TERM AS USED IN ARTICLE X OF THE FIRST MORTGAGE) AT, BEFORE OR AFTER THE MATURITY THEREOF (THE "RELEASE DATE"), THE SENIOR NOTE FIRST MORTGAGE BONDS SHALL CEASE TO SECURE THE PAYMENT OF THE PRINCIPAL OF AND INTEREST IN THE NOTES.

    [As  applicable, one of  the following two  sentences: This Note  may not be
redeemed prior to              , 19  . This Note is not redeemable prior to  the
Maturity  Date  set forth  on  the face  hereof.]  [If applicable:  On  or after
                 ,                 , this Note is redeemable in whole or in part
in increments of $1,000) at the option of the Company at the following redemption prices (expressed as a percentage of the principal amount to be redeemed) plus accrued interest to the redemption date:

           Redemption Periods                      Redemption Prices
           ------------------                      -----------------

Notice of redemption will be given by mail to Holders of Notes not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.]

    Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the date on which the principal of this Note is required to paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the date on which the principal of this Note is required to be paid, and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Note is required to be paid.

    The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

    If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

    As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

    No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture.

    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note register. Upon surrender of this Note for registration or transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company in the Borough of Manhattan, the City and State of New York, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note registrar, duly executed by the Holder hereof or the attorney in fact of such Holder duly authorized in writing, one or more new Notes of like tenor and series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

    The Notes are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor and series of a different authorized denomination, as requested by the Holder surrendering the same.

    No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    Prior to due presentment of the Notes for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

    The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of Oklahoma.

    All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common        UNIF GIFT

                                       MIN ACT --        Custodian
                                                   -------- ----------------
                                       (Cust)                  (Minor)

TEN ENT -- as tenants by the
 entireties                            Under Uniform Gifts to Minors

JT TEN -- as joint tenants with
 right of survivorship and not as
 tenants in common
                                       ----------------------------------------
                                       State

                   Additional abbreviations may also be used
                         though not in the above list.

                                 --------------

               FOR VALUE RECEIVED the undersigned hereby sell(s),
                         assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Please print or typewrite name and address
                     including postal zip code of assignee

--------------------------------------
the  within   note  and   all   rights
thereunder, hereby irrevocably
constituting and appointing
                        attorney to
transfer said note on the books of the
Company,    with    full    power   of
substitution in the premises.

Dated:
------------------------

                                          --------------------------------------
                                          NOTICE:   The   signature   to    this
                                          assignment  must  correspond  with the
                                          name as written upon  the face of  the
                                          within instrument in every particular,
                                          without  alteration or  enlargement or
                                          any change whatever.

                                   EXHIBIT C
                   FORM OF GLOBAL NOTE FOLLOWING RELEASE DATE

REGISTERED                                                            REGISTERED

    THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                       OKLAHOMA GAS AND ELECTRIC COMPANY
                        SENIOR NOTE, SERIES

CUSIP:                                  NUMBER:

ORIGINAL ISSUE DATE(S):                 PRINCIPAL AMOUNT(S):

INTEREST RATE:                          MATURITY DATE:

    OKLAHOMA GAS AND ELECTRIC COMPANY, a corporation of the State of Oklahoma (the "COMPANY"), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of

                                                                     DOLLARS

on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date (or if this Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which that Original Issue Date is applicable) set forth above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on
the            and           in each year, commencing on the first such Interest
Payment Date succeeding the applicable Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Global Note is paid on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the

Person  in whose name  this Note is registered  at the close  of business on the
Regular Record Date for such interest, which shall be the          or          ,
as the case may be, next preceding such Interest Payment Date; provided, that the first Interest Payment Date for any part of any Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (as defined below), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days or fewer than ten days prior to such Special Record Date. On or before 10:00 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which such payment of interest is due on this Global Note (other than Maturity), the Trustee shall pay to the Depositary such interest in same day funds. On or before 10:00 a.m., New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which principal, interest payable at Maturity and premium, if any, is due on this Global Note, the Trustee shall deposit with the Depositary the amount equal to the principal, interest payable at Maturity and premium, if any, by wire transfer into the account specified by the Depositary. As a condition to the payment, at Maturity or upon redemption, of any part of the principal and applicable premium of this Global Note, the Depositary shall surrender, or cause to be surrendered, this Global Note to the Trustee, whereupon a new Global Note shall be issued to the Depositary.

    This Global Note is a global security in respect of a duly authorized issue of Senior Notes, Series (the "NOTES", which term includes any Global Notes representing such Notes) of the Company issued and to be issued under an
Indenture  dated as of             , 199 (herein called the "INDENTURE") between
the Company and Boatmen's First National Bank of Oklahoma, as trustee (herein called the "TRUSTEE", which term includes any successor Trustee under the Indenture) to which Indenture and all Indentures supplemental thereto reference is hereby made for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Global Note has been issued in respect of the series designated on the first page hereof, limited in aggregate principal
amount to $      .

    Each Note shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date or Dates. Each Note or Global
Note issued upon transfer, exchange or substitution of such Note or Global Note shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Note or Global Note, as the case may be.

    [As applicable, one of the following two sentences: This Global Note may not
be redeemed prior to            ,     . This Global Note is not redeemable prior
to  the Maturity Date set forth on the first page hereof.] [If applicable: On or
after            ,  19  , this Global Note is redeemable in whole or in part  in increments of $1,000 (provided that any remaining principal amount of this Global Note shall be at least $100,000) at the option of the Company at the following redemption prices (expressed as a percentage of the principal amount to be redeemed) plus accrued interest to the redemption date:

           Redemption Periods                      Redemption Prices
           ------------------                      -----------------

Notice of redemption will be given by mail to Holders of Notes not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Global Note in part only, a new Global Note or Notes of like tenor and series for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.]

    Interest payments for this Global Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In any case where any Interest Payment Date or date on which the principal of this Global Note is required to be paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or date on which the principal of this Global Note is required to be paid and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Global Note is required to be paid.

    The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

    If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Global Note shall be conclusive and binding upon such Holder and upon all future Holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

    As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to
institute   such  proceeding  within  60  days;  PROVIDED,  HOWEVER,  that  such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

    No reference herein to the Indenture and to provisions of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Note at the times, places and rates and the coin or currency prescribed in the Indenture.

    As provided in the Indenture and subject to certain limitations therein set forth, this Global Note may be transferred only as permitted by the legend hereto.

    If at any time the Depositary for this Global Note notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary for this Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Global Note. If a successor Depositary for this Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue this Note in global form shall no longer be effective with respect to this Global Note and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for this Global Note, will authenticate and deliver individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Global Note.

    The Company may at any time and in its sole discretion determine that all Notes (but not less than all) issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for such Global Note, shall authenticate and deliver, individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

    Under certain circumstances specified in the Indenture, the Depositary may be required to surrender any two or more Global Notes which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal or amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered thereto and that shall indicate all Original Issue Dates and the principal amount applicable to each such Original Issue Date.

    The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of Oklahoma.

    Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Global Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

    All terms used in this Global Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture unless otherwise indicated herein.

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                         OKLAHOMA GAS AND ELECTRIC COMPANY

Dated:                                   By:
                                         ---------------------------------------

                                         Title:
                                         --------------------------------------

                                         Attest:
                                         -------------------------------------

                                         Title:
                                         --------------------------------------

         TRUSTEE'S CERTIFICATE
           OF AUTHENTICATION

This Note is  one of the  Notes of  the
series  herein designated, described or
provided for  in  the  within-mentioned
Indenture.

BOATMEN'S FIRST NATIONAL BANK
 OF OKLAHOMA, AS TRUSTEE

                  By:
---------------------------------------
          AUTHORIZED OFFICER

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT

                                        MIN ACT --        Custodian
                                                    -------- ----------------
                                        (Cust)                   (Minor)
TEN ENT -- as tenants by the
 entireties                             Under Uniform Gifts to Minors
JT TEN -- as joint tenants with right
 of survivorship and not as tenants in
 common
                                        --------------------------------------
                                        State

                   Additional abbreviations may also be used
                         though not in the above list.

                                 --------------

               FOR VALUE RECEIVED the undersigned hereby sell(s),
                         assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Please print or typewrite name and address
                     including postal zip code of assignee

--------------------------------------
the  within   note  and   all   rights
thereunder, hereby irrevocably
constituting and appointing
                        attorney to
transfer said note on the books of the
Company,    with    full    power   of
substitution in the premises.

Dated:
------------------------

                                          --------------------------------------
                                          NOTICE:   The   signature   to    this
                                          assignment  must  correspond  with the
                                          name as written upon  the face of  the
                                          within instrument in every particular,
                                          without  alteration or  enlargement or
                                          any change whatever.

                                   EXHIBIT D
                      FORM OF NOTE FOLLOWING RELEASE DATE

REGISTERED                                                            REGISTERED

                       OKLAHOMA GAS AND ELECTRIC COMPANY
                        SENIOR NOTE, SERIES

CUSIP:                                  PRINCIPAL AMOUNT:

ORIGINAL ISSUE DATE:                    MATURITY DATE:

INTEREST RATE:                          NUMBER:

    OKLAHOMA GAS AND ELECTRIC COMPANY, a corporation of the State of Oklahoma (the "COMPANY"), for value received hereby promises to pay to or registered assigns, the principal sum of
                                                                  DOLLARS

on the Maturity  Date set  forth above,  and to  pay interest  thereon from  the
Original Issue Date set forth above or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on
and           in each year,  commencing on the first  such Interest Payment Date succeeding the Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Note is paid in full on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note is registered at the close of business on the
Regular Record Date for such interest, which shall be the        or        ,  as
the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (referred to on the reverse hereof), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days nor fewer than ten days prior to such Special Record Date. Principal, applicable premium and interest due at the maturity of this Note shall be payable in immediately available funds when due upon presentation and surrender of this Note at the corporate trust office of the Trustee or at the authorized office of any paying agent in the Borough of Manhattan, the City and State of New York. Interest on this Note (other than interest payable at Maturity) shall be paid by check in clearinghouse funds to the Holder as its name appears on the register; provided, that if the Trustee receives a written request from any Holder of Notes, the aggregate principal amount of all of which having the same Interest Payment Date equals or exceeds $10,000,000, on or prior to the applicable Regular Record Date, interest shall be paid by wire transfer of immediately available funds to a bank within the continental United States or by direct deposit into the account of such Holder if such account is maintained with the Trustee or any paying agent.

    REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

    Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

    IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                         OKLAHOMA GAS AND ELECTRIC COMPANY

Dated:                                   By:
                                         ---------------------------------------

                                         Title:
                                         --------------------------------------

                                         Attest:
                                         -------------------------------------

                                         Title:
                                         --------------------------------------

         TRUSTEE'S CERTIFICATE
           OF AUTHENTICATION

This Note is  one of the  Notes of  the
series  herein designated, described or
provided for  in  the  within-mentioned
Indenture.

BOATMEN'S FIRST NATIONAL BANK
 OF OKLAHOMA, AS TRUSTEE

                  By:
---------------------------------------
          AUTHORIZED OFFICER

                           [FORM OF REVERSE OF NOTE]
                       OKLAHOMA GAS AND ELECTRIC COMPANY
                            SENIOR NOTE, SERIES

    This Note is one of a duly authorized issue of Senior Notes, Series (the "NOTES") of the Company issued and to be issued under an Indenture dated as of
       , (herein called the "INDENTURE") between the Company and Boatmen's First National Bank of Oklahoma, as trustee (herein called the "TRUSTEE", which term includes any successor Trustee under the Indenture) to which Indenture and all Indentures supplemental thereto reference is hereby made for a more complete statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal
amount to $       .

    [As applicable, one  of the following  two sentences: This  Note may not  be
redeemed  prior to            , 19   . This Note is  not redeemable prior to the
Maturity Date  set  forth on  the  face hereof.]  [If  applicable: On  or  after
         , , this Note is redeemable in whole or in part in increments of $1,000) at the option of the Company at the following redemption prices (expressed as a percentage of the principal amount to be redeemed) plus accrued interest to the redemption date:

           Redemption Periods                      Redemption Prices
           ------------------                      -----------------

Notice of redemption will be given by mail to Holders of Notes not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.]

    Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In any case where any Interest Payment Date or the date on which the principal of this Note is required to paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the date on which the principal of this Note is required to be paid, and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Note is required to be paid.

    The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations including obligations to register the transfer or exchange of Notes, replace stolen, lost or mutilated Notes, maintain paying agencies and hold monies for payment in trust, all as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, to pay all the principal of and any premium and interest on the Notes on the dates such payments are due in accordance with the terms of the Notes.

    If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

    The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

    As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to
institute   such  proceeding  within  60  days;  PROVIDED,  however,  that  such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed here.

    No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture.

    As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note register. Upon surrender of this Note for registration or transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company in the Borough of Manhattan, the City and State of New York, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note registrar, duly executed by the Holder hereof or the attorney in fact of such Holder duly authorized in writing, one or more new Notes of like tenor and series of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

    The Notes are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor and series of a different authorized denomination, as requested by the Holder surrendering the same.

    No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

    Prior to due presentment of the Notes for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

    The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of Oklahoma.

    All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common     UNIF GIFT

                                    MIN ACT --        Custodian
                                                -------- ----------------
                                    (Cust)                  (Minor)

TEN ENT -- as tenants by the
 entireties                         Under Uniform Gifts to Minors

JT TEN -- as joint tenants with
 right of survivorship and not as
 tenants in common
                                    ----------------------------------------
                                    State

                   Additional abbreviations may also be used
                         though not in the above list.

                                 --------------

               FOR VALUE RECEIVED the undersigned hereby sell(s),
                         assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Please print or typewrite name and address
                     including postal zip code of assignee

--------------------------------------
the   within   note  and   all  rights
thereunder, hereby irrevocably
constituting and  appointing  attorney
to  transfer said note on the books of
the  Company,  with   full  power   of
substitution in the premises.

Dated:
------------------------

                                          --------------------------------------
                                          NOTICE:    The   signature   to   this
                                          assignment must  correspond  with  the
                                          name  as written upon  the face of the
                                          within instrument in every particular,
                                          without alteration  or enlargement  or
                                          any change whatever.